UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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U.S. Xpress Enterprises, Inc.
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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4080 Jenkins Road
Chattanooga, Tennessee 37421

NOTICE AND PROXY STATEMENT
FOR ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 2, 2006

To Our Stockholders:

You are cordially invited to attend the 2006 annual meeting of stockholders of U.S. Xpress Enterprises, Inc., a Nevada corporation, to be held at our principal executive offices, 4080 Jenkins Road, Chattanooga, Tennessee 37421, at 10:30 a.m. local time, on Tuesday, May 2, 2006, for the following purposes:

1.	To consider and act upon a proposal to elect five (5) directors;

2.	To consider and act upon the 2006 Omnibus Incentive Plan for grants of stock options, stock-based awards, and other incentive awards; and

3.	To consider and act upon such other matters as may properly come before the meeting and any adjournment thereof.

The foregoing matters are more fully described in the accompanying proxy statement.

The Board of Directors has fixed the close of business on March 6, 2006, as the record date for the determination of stockholders entitled to receive notice of, and to vote at, the annual meeting or any adjournment thereof. Shares of Class A and Class B common stock may be voted at the annual meeting only if the holder is present at the annual meeting in person or by valid proxy. YOUR VOTE IS IMPORTANT. TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, YOU ARE REQUESTED TO PROMPTLY DATE, SIGN, AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE. Returning your proxy now will not interfere with your right to attend the annual meeting or to vote your shares personally at the annual meeting, if you wish to do so. The prompt return of your proxy may save us additional expenses of solicitation.

By Order of the Board of Directors,

U.S. Xpress Enterprises, Inc.

Patrick E. Quinn
Co-Chairman, President, and Treasurer

Max L. Fuller
Co-Chairman, Chief Executive Officer, and Secretary

Chattanooga, Tennessee
April 3, 2006

GENERAL INFORMATION	1
Voting Rights	1
Quorum Requirement	2
Required Vote	2
Right to Attend Annual Meeting; Revocation of Proxy	2
Costs of Solicitation	2
Annual Report	2
How to Read this Proxy Statement	2
PROPOSAL 1 ELECTION OF DIRECTORS	3
Nominees for Directorships	3
CORPORATE GOVERNANCE	5
The Board of Directors and Its Committees	5
Board of Directors	5
Committees of the Board of Directors	5
The Audit Committee	5
Audit Committee Report for 2005	6
The Compensation Committee	7
Director Nominations	7
Director Nomination Process	7
Stockholder Director Nominee Recommendations	8
Director Compensation	8
Our Executive Officers	9
Section 16(a) Beneficial Ownership Reporting Compliance	9
Code of Ethics	9
EXECUTIVE COMPENSATION	10
Summary Compensation Table	10
Option/SAR Grants in Last Fiscal Year	11
Aggregated Option/SAR Exercises in Last Fiscal Year and FY-End Option/SAR Values	11
Employment Agreements	12
Compensation Committee Interlocks and Insider Participation	12
Compensation Committee Report on Executive Compensation	12
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	14
STOCK PERFORMANCE GRAPH	16
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	17
RELATIONSHIPS WITH INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	18
Principal Accounting Fees and Services	18
INTRODUCTORY NOTE TO PROPOSAL 2	19
PROPOSAL 2 APPROVAL OF THE ADOPTION OF THE 2006 OMNIBUS INCENTIVE PLAN	20
Purposes	20
Shares Available and Maximum Awards	20
Administration	21
Eligible Participants	21
Types of Awards	22
Payment Terms	24
Adjustments Upon Certain Events	24
Termination and Amendment of the 2006 Omnibus Plan	24
Securities Act Registration	24
New Plan Benefits	25
Tax Status of 2006 Omnibus Plan Awards	25
Limitation on Income Tax Deduction	26
STOCKHOLDER PROPOSALS	27
OTHER MATTERS	27
APPENDIX A

4080 Jenkins Road
Chattanooga, Tennessee 37421

NOTICE AND PROXY STATEMENT
FOR ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 2, 2006

GENERAL INFORMATION

This proxy statement is furnished in connection with the solicitation of proxies from the stockholders of U.S. Xpress Enterprises, Inc., to be voted at the annual meeting of stockholders, which will be held at our principal executive offices, 4080 Jenkins Road, Chattanooga, Tennessee 37421, at 10:30 a.m. local time, on Tuesday, May 2, 2006, and any adjournments thereof. THE ENCLOSED PROXY IS SOLICITED BY OUR BOARD OF DIRECTORS. If not otherwise specified, all proxies received pursuant to this solicitation will be voted (1) FOR the director nominees named below, (2) FOR the approval of the 2006 Omnibus Incentive Plan, and (3) with respect to any other matters properly brought before the annual meeting, in accordance with the judgment of the proxy holders.

The proxy statement, proxy card, and our annual report on Form 10-K for the fiscal year ended December 31, 2005, were first mailed on or about April 3, 2006, to stockholders of record at the close of business on our record date of March 6, 2006. Except to the extent it is incorporated by specific reference, the enclosed copy of our 2005 annual report is not incorporated into this proxy statement and is not to be deemed a part of the proxy solicitation material.

The terms "we," "our," "us," or the "Company" refer to U.S. Xpress Enterprises, Inc. and its consolidated subsidiaries.

Voting Rights

Only stockholders of record at the close of business on the record date are entitled to vote at the annual meeting, either in person or by valid proxy. Holders of Class A common stock are entitled to one (1) vote for each share held. Holders of Class B common stock are entitled to two (2) votes for each share held so long as such shares are owned by Patrick E. Quinn, Max L. Fuller, or certain members of their immediate families. In the event that any shares of our Class B common stock cease to be owned by Messrs. Quinn or Fuller or certain of their family members, such shares will be automatically converted into shares of our Class A common stock. All of the issued and outstanding shares of our Class B common stock are currently owned by Messrs. Quinn and Fuller. Unless otherwise required by Nevada law, the Class A common stock and Class B common stock vote together as a single class. On March 6, 2006, the record date, there were issued and outstanding approximately 12,257,367 shares of Class A common stock, par value $0.01 per share, entitled to cast an aggregate 12,257,367 votes on all matters subject to a vote at the annual meeting, and 3,040,262 shares of Class B common stock, par value $0.01 per share, entitled to cast an aggregate 6,080,524 votes on all matters subject to a vote at the annual meeting. The total number of shares of our common stock issued and outstanding on the record date was approximately 15,297,629, which is entitled to cast an aggregate of 18,337,891 votes on all matters subject to a vote at the annual meeting. The total number of issued and outstanding shares excludes approximately 601,486 shares of Class A common stock subject to issuance upon the exercise of outstanding stock options and 50,000 shares of restricted stock granted under our incentive stock plans and other arrangements. Holders of unexercised options are not entitled to vote at the annual meeting. We have no other class of stock outstanding. Stockholders are not entitled to cumulative voting in the election of directors. Votes cast at the annual meeting will be tabulated by the Inspector of Elections and the results of all items voted upon will be announced at the annual meeting.

Quorum Requirement

In order to transact business at the annual meeting, a quorum must be present. A quorum is present if the holders of a majority of the total number of shares of Class A and Class B common stock issued and outstanding as of the record date are represented at the annual meeting in person or by proxy. Shares that are entitled to vote but that are not voted at the direction of the holder (called "abstentions") and shares that are not voted by a broker or other record holder due to the absence of instructions from the beneficial owner (called "broker non-votes") will be counted for the purpose of determining whether a quorum is present.

Required Vote

Directors are elected by an affirmative vote of a plurality of the total votes cast by stockholders entitled to vote and represented in person or by proxy at the annual meeting, which means that the five (5) director nominees receiving the highest number of votes for their election will be elected. Approval of the 2006 Omnibus Incentive Plan and any other matter submitted to stockholders requires the affirmative vote of a majority of the votes of the stockholders entitled to vote and represented in person or by proxy at the annual meeting. Abstentions and broker non-votes are not considered affirmative votes and thus will have no effect on the election of directors by a plurality vote, but will have the same effect as negative votes with respect to the approval of the 2006 Omnibus Incentive Plan and any other matter submitted to stockholders.

Right to Attend Annual Meeting; Revocation of Proxy

Returning a proxy card now will not interfere with your right to attend the annual meeting or to vote your shares personally at the annual meeting, if you wish to do so. Stockholders who execute and return proxies may revoke them at any time before they are exercised by giving written notice to our Secretary at our address, by executing a subsequent proxy and delivering it to our Secretary, or by attending the annual meeting and voting in person.

Costs of Solicitation

We will bear the cost of solicitation of proxies, which we expect to be nominal and will include reimbursements for the charges and expenses of brokerage firms and others for forwarding solicitation materials to beneficial owners of our outstanding Class A common stock. Proxies will be solicited by mail, and may be solicited personally by directors, officers, or our regular employees, who will not receive any additional compensation for such services.

Annual Report

The information included in this proxy statement should be reviewed in conjunction with the Consolidated Financial Statements, Notes to Consolidated Financial Statements, Report of Independent Registered Public Accounting Firm, and other information included in our 2005 annual report that was mailed on or about April 3, 2006, together with this notice and proxy statement, to all stockholders of record as of the record date.

How to Read This Proxy Statement

Set forth below are the proposals of our Board of Directors to be considered by stockholders at the annual meeting, as well as important information concerning, among other things, our management and our Board of Directors; executive compensation; transactions between us and our officers, directors, and affiliates; the stock ownership of certain beneficial owners and management; the services provided to us by, and the fees of, Ernst & Young LLP ("Ernst & Young"), our independent registered public accounting firm; and how stockholders may make proposals at our next annual meeting. EACH STOCKHOLDER SHOULD READ THIS INFORMATION BEFORE COMPLETING AND RETURNING THE ENCLOSED PROXY CARD.

PROPOSAL 1

ELECTION OF DIRECTORS

At the annual meeting, stockholders will elect five (5) directors to serve as the Board of Directors until our 2007 annual meeting of stockholders or until their successors are elected and qualified. Upon the recommendation of our independent directors, our Board of Directors has nominated for election as directors Patrick E. Quinn, Max L. Fuller, James E. Hall, John W. Murrey, III, and Robert J. Sudderth, Jr., each of whom is presently serving as a director. In the absence of contrary instructions, each proxy will be voted for the election of all the proposed directors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" EACH OF THE DIRECTOR NOMINEES.

NOMINEES FOR DIRECTORSHIPS

Information concerning the names, ages, positions with us, tenure as a director, and business experience of the nominees standing for election as directors at the annual meeting is set forth below. All references to experience with us include positions with our operating subsidiaries, U.S. Xpress, Inc., a Nevada corporation, and Xpress Global Systems, Inc., a Georgia corporation.

Patrick E. Quinn, 59, has served as Co-Chairman of the Board since 1994 and as a director and our President and Treasurer since the formation of U.S. Xpress, Inc. in 1985. Mr. Quinn served as Chairman of the Truckload Carriers Association from 2001 to 2002 and presently serves as Chairman of the American Trucking Associations. In addition, Mr. Quinn was appointed to the National Surface Transportation Policy and Revenue Study Commission in February, 2006. He also serves on the Erlanger Hospital Board of Trustees and the Chattanooga Chamber of Commerce Board of Directors.

Max L. Fuller, 53, has served as Co-Chairman of the Board since 1994 and as a director and our Secretary since the formation of U.S. Xpress, Inc. in 1985. Effective November 2004, Mr. Fuller was appointed as our Chief Executive Officer and, effective August 2005, as President of Xpress Global Systems, Inc., our wholly owned subsidiary. Prior to his appointment as Chief Executive Officer, Mr. Fuller served as a Vice President from our inception in 1985. Mr. Fuller also is a director of SunTrust Bank, Chattanooga, N.A.

James E. Hall, 64, has served as a director since 2001. Mr. Hall is a principal in Hall & Associates, LLC, a government relations and transportation safety and security consulting firm. Mr. Hall is also "of counsel" to the law firm of Farmer and Luna, PLLC in Nashville, Tennessee. Mr. Hall serves as Chairman of the George Washington University Aviation Institute Advisory Board, is a director of the Chattanooga Metropolitan Airport Authority, and served on the National Academy of Engineering Committee on Combating Terrorism. Mr. Hall served as a partner of the law firm of Dillon, Hall & Lungershausen from 2001 through 2002. Previously, Mr. Hall was a member of the National Transportation Safety Board from 1993 to 2001, serving as chairman of the Board from 1994 to 2001. In 1996, Mr. Hall was appointed to the White House Commission on Aviation Safety and Security.

John W. Murrey, III, 63, has served as a director since 2003. Mr. Murrey served as a Senior Member of the law firm of Witt, Gaither & Whitaker, P.C. in Chattanooga, Tennessee until 2001. He has been a director of The Dixie Group, Inc., a floorcovering company headquartered in Chattanooga, Tennessee, since 1997 and currently serves as Chairman of its Audit Committee and as a member of its Executive and Compensation Committees. Mr. Murrey has been a director of Coca-Cola Bottling Co. Consolidated, a Coca-Cola bottler headquartered in Charlotte, North Carolina, since 1993 and currently serves on its Retirement Benefits Committee. Mr. Murray is an Assistant Professor of Law at Appalachian School of Law.

Robert J. Sudderth, Jr., 63, has served as a director since 1998. Mr. Sudderth served as Chairman and Chief Executive Officer of SunTrust Bank, Chattanooga, N.A. from 1989 until his retirement in 2003. Mr. Sudderth has been a director of SunTrust Bank, Chattanooga, N.A. since 1983. In addition, Mr. Sudderth served as a director of The Dixie Group, Inc., a floorcovering company headquartered in Chattanooga, Tennessee, from 1983 to 2003.

CORPORATE GOVERNANCE

The Board of Directors and Its Committees

Board of Directors

Meetings. Our Board of Directors held three regularly scheduled meetings and two special meeting during the fiscal year ended December 31, 2005. Each director attended at least 75% of the meetings of the Board of Directors or any committee on which he served. We encourage the members of our Board of Directors to attend our annual meetings of stockholders. Three of our five directors attended the 2005 annual meeting of stockholders.

Director Independence. Our Class A common stock is listed on the NASDAQ National Market ("Nasdaq"). Therefore, it is subject to the listing standards, including standards relating to corporate governance, embodied in applicable rules promulgated by the National Association of Securities Dealers, Inc. (the "NASD"). Pursuant to NASD Rule 4350(c)(1), the Board of Directors has determined that the following directors and nominees are "independent" under NASD Rule 4200(a)(15): James E. Hall, John W. Murrey, III, and Robert J. Sudderth, Jr. In accordance with NASD Rule 4350(c)(2), our independent directors held two meetings in 2005, referred to as "executive sessions," at which only the independent directors were present.

Communication with the Board of Directors. Stockholders who wish to communicate with members of the Board, including the independent directors individually or as a group, may send correspondence to them in care of the Secretary at our principal executive offices at 4080 Jenkins Road, Chattanooga, Tennessee 37421.

Committees of the Board of Directors

The Audit Committee

Functions, Composition, and Meetings of the Audit Committee. Our Audit Committee, established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), operates pursuant to a written Audit Committee Charter adopted by our Board of Directors, a copy of which was included as an annex to our proxy statement relating to our 2004 annual meeting of stockholders filed with the Securities and Exchange Commission (the "SEC") on April 19, 2004. As more fully outlined in the Audit Committee Charter, the primary functions of the Audit Committee are to select our independent registered public accounting firm and ensure its independence; to approve the services to be provided to us by our independent registered public accounting firm and the fees for such services; and to meet with our independent registered public accounting firm, internal accounting personnel, and management and to review with them matters relating to our financial statements, accounting practices and policies, and financial reporting processes. During 2005, Messrs. Hall, Murrey, and Sudderth served as the members of the Audit Committee, with Mr. Murrey serving as Chairman. The Committee held nine meetings in 2005, four of which were regular and five telephonic. Each member of the Audit Committee attended at least 75% of the Audit Committee meetings during 2005.

Each member of the Audit Committee satisfies the independence and audit committee membership criteria set forth in NASD Rule 4350(d)(2). Specifically, each member of the Audit Committee:

•	is independent under NASD Rule 4200(a)(15);

•	meets the criteria for independence set forth in Rule 10A-3(b)(1) under the Exchange Act;

•	did not participate in the preparation of our financial statements or the financial statements of any of our current subsidiaries at any time during the past three (3) years; and

•	is able to read and understand fundamental financial statements, including our balance sheet, statement of operations, and statement of cash flows.

Audit Committee Financial Expert. The Board of Directors has determined that at least one "audit committee financial expert" (as defined in Item 401(h) of Regulation S-K) who has the necessary financial sophistication (as defined in NASD Rule 4350(d)(2)(A)) currently serves on the Audit Committee. The Board of Directors has identified Mr. Murrey as an audit committee financial expert who possesses the requisite financial sophistication. Mr. Murrey is independent, as independence for audit committee members is defined under applicable NASD rules.

Audit Committee Report. In performing its duties, the Audit Committee, as required by applicable rules of the SEC, issues a report recommending to the Board of Directors that our audited financial statements be included in our annual report, and determines certain other matters, including the independence of our independent registered public accounting firm. The Audit Committee Report for 2005 is set forth below.

The Audit Committee Report shall not be deemed to be "filed" with the SEC or to be incorporated by reference into any filing made by us under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, notwithstanding any general statement contained in any such filings incorporating this proxy statement by reference, except to the extent we incorporate this report by specific reference.

Audit Committee Report for 2005

The primary purpose of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities relating to the quality and integrity of the Company's financial reports and financial reporting processes and systems of internal controls. The Company's management has primary responsibility for the Company's financial statements and the overall reporting process, including maintenance of the Company's system of internal controls. The Company retains an independent registered public accounting firm, which is responsible for conducting independent audits of the Company's financial statements, the effectiveness of management's assessment of internal control over financial reporting, and the effectiveness of internal control over financial reporting in accordance with the standards of the Public Company Accounting Oversight Board (United States) and issuing reports thereon.

In performing its duties, the Audit Committee has discussed the Company's financial statements, management's assessment of internal control over financial reporting, and the effectiveness of internal control over financial reporting with management and the Company's independent registered public accounting firm and, in issuing this report, has relied upon the responses and information provided to the Audit Committee by management and such accounting firm. For the fiscal year ended December 31, 2005, the Audit Committee (i) reviewed and discussed the audited financial statements, management's assessment of internal control over financial reporting, and the effectiveness of internal control over financial reporting with management and Ernst & Young LLP, the Company's independent registered public accounting firm; (ii) discussed with the independent registered public accounting firm the matters required to be disclosed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended; (iii) received and discussed with the independent registered public accounting firm the written disclosures and the letter from such accounting firm required by Independence Standards Board Statement No. 1, Independence Discussions with Audit Committees, as amended; and (iv) has discussed with the independent registered public accounting firm its independence. The Audit Committee met with representatives of the independent registered public accounting firm without management or other persons present on two occasions during 2005 and also prior to completion of the 2005 audit during 2006.

Based on the foregoing reviews and meetings, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the annual report on Form 10-K for the fiscal year ended December 31, 2005, for filing with the SEC.

Audit Committee:

John W. Murrey, III, Chairman
James E. Hall, Member
Robert J. Sudderth, Jr., Member

The Compensation Committee

The functions of the Compensation Committee of the Board of Directors include establishing policies and plans concerning the salaries, bonuses, and other compensation of our executive officers. The Compensation Committee reviews all aspects of compensation of our executive officers; approves salaries, bonuses, stock options, and other forms of compensation for such officers; establishes and reviews policies regarding executive officer perquisites; and performs such other duties as shall be delegated to it by the Board of Directors. During 2005, Messrs. Hall, Murrey, and Sudderth served as the members of the Compensation Committee, with Mr. Sudderth serving as Chairman. The Committee met on four occasions in 2005, and each member of the Compensation Committee attended at least 75% of all meetings. The 2005 Report of the Compensation Committee is set forth below under the section titled "Executive Compensation - Compensation Committee Report on Executive Compensation."

Director Nominations

Director Nomination Process

The Board of Directors has no standing nominating committee or any committee performing the functions of a nominating committee. The Board believes that, based on the role of the independent directors, as described below, it is not necessary to have a standing nominating committee at this time. On April 29, 2004, the Board approved a director nomination process, pursuant to which the independent directors of the Board recommend director nominees to the full Board for approval. In selecting director nominees, the independent directors take into account all factors they consider appropriate, which may include experience, accomplishments, education, understanding of our business and the industry in which we operate, specific skills, general business acumen, and personal and professional integrity. The directors believe continuity in leadership and board tenure will maximize the Board's ability to exercise meaningful board oversight. The independent directors will generally consider as potential candidates those incumbent directors interested in standing for reelection who the directors believe have satisfied director performance expectations, including regular attendance at, preparation for, and meaningful participation in board and committee meetings.

Under their policies, the independent directors also consider the following specific requirements:

•	at all times, at least a majority of directors must be "independent" in the opinion of the Board as determined in accordance with NASD Rule 4200(a)(15);

•	at all times, at least three (3) members of the Board must satisfy the heightened standards of independence for Audit Committee members; and

•
at all times, the Board should have at least one member who satisfies the criteria to be designated by the Board as an "audit committee financial expert" and possesses the requite "financial sophistication."

Only nominees approved by a majority of the independent directors are recommended to the full Board for approval. The entire Board selects nominees for election as director from persons recommended by a majority of the independent directors and considers the performance of directors in determining whether to nominate them for reelection.

Stockholder Director Nominee Recommendations

It is generally the policy of the Board to consider stockholder recommendations of proposed director nominees if such recommendations are serious and timely received. To be timely, recommendations must be received in writing at our principal executive offices, 4080 Jenkins Road, Chattanooga, Tennessee 37421, at least 120 days prior to the anniversary date of mailing of our proxy statement for the prior year's annual meeting. For the 2007 annual meeting, the deadline for receiving stockholder recommendations of proposed director nominees will be December 4, 2006. In addition, any stockholder director nominee recommendation must include the following information:

•	the proposed nominee's name and qualifications and the reason for such recommendation;

•	the name and record address of the stockholder(s) proposing such nominee;

•	the number of shares of our Class A and/or Class B common stock that are beneficially owned by such stockholder(s); and

•	a description of any financial or other relationship between the stockholder(s) and such nominee or between the nominee and us or any of our subsidiaries.

In order to be considered by the Board, any candidate proposed by one or more stockholders will be required to submit appropriate biographical and other information equivalent to that required of all other director candidates.
Director Compensation

Effective May 5, 2005, we increased the annual retainer for our non-employee directors to $17,500 from $12,500. This increase had been approved on March 3, 2005. In addition, on March 10, 2006, we increased the annual retainer for our non-employee directors to $20,000 from $17,500. This increase will become effective on May 2, 2006. In addition to the annual retainer, non-employee directors receive $1,500 per Board of Directors' meeting attended in person (or separate committee meeting attended in person), and $500 per Board of Directors' meeting attended by telephone (or separate telephonic committee meeting). We also reimburse our non-employee directors for travel and other related expenses incurred in attending meetings. Non-employee directors have the option to accept shares of our Class A common stock in lieu of the annual retainer and meeting fees. If a non-employee director elects this option, the number of shares issued to such director in lieu of cash is determined based on (i) the amount of the annual retainer divided by the fair market value of our Class A common stock on the annual meeting date, and (ii) the amount of meeting fees divided by the fair market value of our Class A common stock on the date compensation is earned. Currently, Mr. Sudderth has opted to receive his board-related compensation in the form of stock.

In addition, each non-employee director is granted options to purchase 1,200 shares of our Class A common stock on the date he is elected or reelected. Such options are assigned at an exercise price equal to the fair market value of our Class A common stock as of the grant date and vest in equal increments of 400 shares on each of the first, second, and third anniversaries of the date of grant. Such options expire at the earlier of (i) ten (10) years from the date of grant; (ii) thirteen (13) months after the non-employee director ceases to serve as one of our directors due to death, incapacity, or retirement at or after the age of sixty-five (65); or (iii) at the time the non-employee director ceases to serve as one of our directors for any reason other than death, incapacity, or retirement at or after the age of sixty-five (65).

Directors who are our employees or employees of one of our subsidiaries do not receive compensation for board or committee service. We do, however, reimburse them for travel and other related expenses.

Our Executive Officers

Set forth below is certain information regarding our current executive officers and significant employees, with the exceptions of our Co-Chairmen, Messrs. Quinn and Fuller, who are discussed above under "Nominees for Directorships." All executive officers are elected annually by the Board of Directors.

Ray M. Harlin, 56, has served as our Executive Vice President of Finance and Chief Financial Officer since 1997. Mr. Harlin served as a director from 1997 until May 2004. Previously, Mr. Harlin served for 25 years in auditing and managerial positions and as a partner with Arthur Andersen LLP.

Jeffrey S. Wardeberg, 43, has served as our Executive Vice President of Operations since 2002 and Chief Operating Officer since March 2004. Previously, Mr. Wardeberg was Executive Vice President of Sales and Marketing from 2000 to 2002, Vice President of Sales and Marketing from 1998 to 2000, Director of Marketing from 1996 to 1998, and a Regional Sales Vice President from 1994 to 1996. Mr. Wardeberg served on the Board of Directors from 2003 to May 2004.

William K. Farris, 53, has served as Senior Vice President and General Manager of our Dedicated Services Business Unit since 2002. Previously, Mr. Farris served as our Executive Vice President of Operations, and president of our largest subsidiary, U.S. Xpress, Inc., from 1996 to 2002. Mr. Farris joined the Company as Vice President of Customer Service in 1988, was named Vice President of Operations for our former subsidiary, Southwest Motor Freight, in 1992, and was named Vice President of Operations of U.S. Xpress, Inc. in 1993.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors, and greater than 10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. Based solely upon a review of the copies of such forms furnished to us, we believe that our officers, directors, and greater than 10% beneficial owners complied with all Section 16(a) filing requirements applicable to them during the fiscal year ended December 31, 2005, except that a Form 4 for Robert J. Sudderth, Jr. with respect to shares of our Class A common stock granted on April 25, 2005, was not filed until May 3, 2005. We make available copies of Section 16(a) forms that our directors and executive officers file with the SEC through our website at http://www.usxpress.com.

Code of Ethics

Our Board of Directors has adopted a Code of Ethics that applies to all directors, officers, and employees, whether with us or one of our subsidiaries. The Code of Ethics includes provisions applicable to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions that constitute a "code of ethics" within the meaning of Item 406(b) of Regulation S-K. A copy of the Code of Ethics has been posted on our website at http://www.usxpress.com.

EXECUTIVE COMPENSATION

The following table sets forth information concerning the annual and long-term compensation paid to our President, Chief Executive Officer, and three other most highly compensated executive officers, to whom we refer as the named executive officers, for services to us in all capacities for the fiscal years ended December 31, 2005, 2004, and 2003.

Summary Compensation Table

Long-Term Compensation
		Annual Compensation			Awards		Payouts
Name and Principal Position	Year	Salary ($)	Bonus ($)	Other Annual Compen- sation (1) ($)	Restricted Stock Award(s) ($)	Securities Underlying Options/ SARs (#)	LTIP Payouts ($)	All Other Compen- sation (2) ($)
Patrick E. Quinn Co-Chairman, President, and Treasurer	2005 2004 2003	$734,615 $669,231 $500,000	- $150,000 -	- - -	- - -	- 50,000 -	- - -	$24,941 $20,036 $10,417
Max L. Fuller Co-Chairman, Chief Executive Officer, Secretary, and President - Xpress Global Systems, Inc.	2005 2004 2003	$734,615 $669,231 $500,000	- $150,000 -	- - -	- - -	- 50,000 -	- - -	$18,773 $15,403 $17,776
Ray M. Harlin Executive Vice President - Finance and Chief Financial Officer	2005 2004 2003	$328,461 $325,000 $260,000	$ 50,000 $ 26,000 -	- - -	- - -	- 15,000 -	- - -	$ 6,300 $ 6,150 $ 6,000
Jeffrey S. Wardeberg Executive Vice President - Operations	2005 2004 2003	$313,846 $288,654 $225,000	- $ 22,500 -	- - -	- - -	- 20,000 -	- - -	$ 1,617 $ 1,605 $ 2,120
William K. Farris Senior Vice President and General Manager of Dedicated Strategic Business Unit	2005 2004 2003	$214,200 $218,077 $210,808	- $ 3,000 -	- - -	- - -	- 3,000 -	- - -	$ 6,300 $ 6,150 $ 6,000
____________________________

(1)
No named executive officer received perquisites or other personal benefits in an amount exceeding the lesser of $50,000 or 10% of such named executive officer's salary and bonus for periods presented or any other compensation required to be disclosed as "other annual compensation."

(2)
Amounts in the fiscal year 2005 represent our contributions of $6,300, $6,300, $6,300, $1,617, and $6,300 to the accounts under our 401(k) plan held by Messrs. Quinn, Fuller, Harlin, Wardeberg, and Farris, respectively, and life insurance premiums of $18,641 and $12,473 paid by us for Messrs. Quinn and Fuller, respectively. Amounts in the fiscal year 2004 represent our contributions of $3,346, $6,150, $6,150, $1,605, and $6,150 to the accounts under our 401(k) plan held by Messrs. Quinn, Fuller, Harlin, Wardeberg, and Farris, respectively, and life insurance premiums of $16,690 and $9,253 paid by us for Messrs. Quinn and Fuller, respectively. Amounts in the fiscal year 2003 represent our contributions of $2,500, $5,000, $6,000, $2,120, and $6,000 to the accounts under our 401(k) plan held by

Messrs. Quinn, Fuller, Harlin, Wardeberg, and Farris, respectively, and life insurance premiums of $7,917 and $12,776 paid by us for Messrs. Quinn and Fuller, respectively. We participate in a second-to-die split-dollar life insurance policy arrangement with the Co-Chairmen. Pursuant to the arrangement, we are the owner of certain life insurance policies on the lives of the Co-Chairmen and their spouses. We pay the premiums on such policies and will be reimbursed for the payment of such premiums from the proceeds of the policies. The portion of the life insurance premiums treated as compensation to the Co-Chairmen is reflected in the "All Other Compensation" column of the Summary Compensation Table as disclosed above. During 2005, we paid aggregate life insurance premiums of $160,630 and $162,192 for Messrs. Quinn and Fuller, respectively. The insurance coverage under such policies is approximately $30.0 million for each of the Co-Chairmen.

Option/SAR Grants in Last Fiscal Year

We did not grant any stock options or stock appreciation rights ("SARs") to any of the named executive officers in the fiscal year ended December 31, 2005.

Aggregated Option/SAR Exercises in Last Fiscal Year and FY-End Option/SAR Values

The following table demonstrates the 2005 fiscal year-end value of unexercised options held by the named executive officers. None of the named executive officers exercised options during 2005.

	Shares Acquired on Exercise	Value Realized	Number of Securities Underlying Unexercised Options/SARs at Fiscal Year-End (#)		Value of Unexercised In-the-Money Options/SARs at Fiscal Year End (1) ($)
Name	(#)	($)	Exercisable	Unexercisable	Exercisable	Unexercisable
Patrick E. Quinn	-	-	80,000	-	349,600	-
Max L. Fuller	-	-	80,000	-	349,600	-
Ray M. Harlin	-	-	166,000	-	935,795	-
Jeffrey S. Wardeberg	-	-	54,000	-	322,443	-
William K. Farris	-	-	30,000	-	149,200	-
____________________________

(1)	Based on the $17.37 closing price of our Class A common stock on December 30, 2005.

Effective October 25, 2005, our Board of Directors approved the accelerated vesting of certain outstanding stock options previously granted under our 2002 Stock Incentive Plan. As a result, all unvested options granted thereunder before October 25, 2005 were accelerated, except options held by our non-employee directors and certain recently hired employees. Accordingly, options to purchase 124,802 shares of our Class A common stock held by the named executive officers, having a weighted average exercise price of $13.23, which otherwise would have vested from time to time over the sixteen (16) months following the acceleration date, became fully vested and immediately exercisable. The accelerated vesting of these options is reflected in the table above.

The Board's decision was based upon a recommendation of our Compensation Committee (consisting entirely of independent, non-employee directors), and was in accordance with the applicable provisions of our 2002 Stock Incentive Plan. Primarily, it was intended to eliminate or reduce our compensation expense relating to such options that otherwise we would have been expected to record in our statements of operations upon the adoption of Statement of Financial Accounting Standards No. 123, Accounting for Stock-Based Compensation, as amended ("SFAS 123R"), promulgated by the Financial Accounting Standards Board. SFAS 123R has become effective for us beginning in the first quarter of 2006, and requires that compensation expense associated with stock options be recognized in our statements of operations, rather than as a footnote disclosure to our consolidated financial statements. We believe the acceleration decision to be in the best interest of the Company and our stockholders.

We do not have a long-term incentive plan or a defined benefit or actuarial plan and have never issued any SARs.

Employment Agreements

We currently do not have any employment, severance, or change-in-control agreements with any of our executive officers, except for salary continuation agreements with Messrs. Quinn and Fuller. Pursuant to these agreements, we are obligated, in the event of either of their deaths, to continue paying 50% of their current base compensation for a period of six (6) months, and, in the event of either of their disabilities, to continue paying their current base compensation in full for a period of twelve (12) months and 50% of their current base compensation for an additional twelve (12) months thereafter. The salary continuation agreements also provide that Messrs. Quinn and Fuller will receive payments on account of personal guarantees of our indebtedness if either of them or their estates personally guarantees any of our indebtedness.

Compensation Committee Interlocks and Insider Participation

In 2005, our Compensation Committee was comprised of Messrs. Hall, Murrey, and Sudderth, with Mr. Sudderth serving as Chairman. No member of the Compensation Committee is or has been an officer or employee of ours or any of our subsidiaries, or has or had any relationship with us requiring disclosure pursuant to Item 404 of Regulation S-K.

During 2005, none of our executive officers served as a member of the board of directors or compensation committee (or other committee performing equivalent functions) of any entity that had one or more executive officers serving as a member of our Board of Directors.

See "Certain Relationships and Related Transactions" below for a description of certain transactions between us and other members of the Board of Directors, our executive officers, and their affiliates.

Compensation Committee Report on Executive Compensation

The Compensation Committee Report on Executive Compensation and the performance graph appearing later in this proxy statement shall not be deemed to be "filed" with the SEC or to be incorporated by reference into any filing made by us under the Securities Act or the Exchange Act, notwithstanding any general statement contained in any filing incorporating this proxy statement by reference, except to the extent we incorporate this report or graph by specific reference.

The Compensation Committee of the Board of Directors has furnished the following report on executive compensation:

Compensation Committee Report on Executive Compensation for 2005

The Compensation Committee of the Board of Directors is responsible for establishing the Company's compensation program and policies, including those applicable to the Company's President, Chief Executive Officer, and other executive officers. The Compensation Committee also administers the Company's incentive stock plans and 401(k) Plan. During 2005, the Compensation Committee was composed of three members, each of whom is an independent, non-employee director.

Compensation Philosophy. The Compensation Committee believes that compensation of the Company's executive officers should be administered in accordance with a pay-for-performance philosophy to link executive compensation with the performance of the Company and each individual executive officer, as well as the Company's values, objectives, business strategy, and management incentives. The Company's executive compensation has two major components, fixed and incentive. Fixed compensation is designed to attract, motivate, and retain executives and be competitive with the compensation levels of executives holding comparable positions and having similar qualifications in comparable transportation companies and in companies of similar size. Incentive compensation is designed to provide rewards that are closely linked to the performance of the Company and each individual and to align the interests of the Company's employees with those of its stockholders, taking due account of strategic achievements and management success in improving financial return to stockholders. Incentive compensation is provided through the Company's incentive compensation plan, incentive stock plans, employee stock purchase plan, and existing stock options held by certain executive officers.

Compensation of Executive Officers. During the fiscal year ended December 31, 2005, the fixed and incentive compensation levels of the Company's executive officers were reviewed by the Compensation Committee. In reviewing and determining the base pay and other compensation of executive officers for 2005, the Compensation Committee reviewed and considered:

•	compensation information disclosed by comparable transportation companies and companies of similar size;

•	the financial performance of the Company, as well as the role and contribution of particular executives with respect to such performance;

•	non-financial performance related to the individual executive's contributions; and

•	the particular executive's stock holdings.

As a result of these considerations, the Compensation Committee approved the following changes to executive base pay: Ray M. Harlin received a $35,000 raise in his base pay; Jeffrey S. Wardeberg received a $35,000 raise in his base pay; and William K. Farris received a $4,000 raise in his base pay. Due to the fact that the Company did not meet its performance goals for 2005, the Compensation Committee did not award cash bonuses to any executive officers, with the exception of Mr. Harlin, who received a $50,000 bonus in recognition of his dedicated service and a significant expansion of his responsibilities in connection with the acquisitions of, and financings for, Arnold and Total. The Company's performance goals for 2005 were based primarily on earnings per share. The Compensation Committee also decided not to award any equity compensation in 2005.

Compensation of President and Chief Executive Officer. In addition to the factors identified above in connection with compensation of the Company's executive officers, the Compensation Committee considered the following in establishing compensation of the Company's President and its Chief Executive Officer for 2005:

•	the increasing demands associated with the Company's size and growth, including its investments in Arnold and Total;

•	the President's and the Chief Executive Officer's effectiveness in building organizational talent and depth, and executing the Company's growth strategy; and

•	the compensation of the chief executive officers of other publicly traded truckload carriers and non-trucking companies of similar size.

In light of the foregoing, the Compensation Committee approved a $100,000 raise in Patrick E. Quinn's and Max L. Fuller's respective base pay. However, no cash bonuses were awarded to either of the President or the Chief Executive Officer, because the Company did not meet its 2005 performance goals, which were primarily based on earnings per share. The Compensation Committee also decided not to award any equity compensation in 2005.

Because the most senior executive officers of the Company each have substantial holdings of the Company's Class A and/or Class B common stock or stock options, corporate performance directly affects these executive officers. The Compensation Committee believes that stock ownership by the Company's most senior executive officers aligns the interests of management with the interests of stockholders in the enhancing of stockholder value. The Company's stock option programs are intended to enable executives to develop and maintain a significant, long-term stock ownership position in the Company's Class A common stock, and the Compensation Committee believes that such plans are an effective tool for accomplishing this objective. The Compensation Committee believes that the mix of fixed and incentive (particularly stock-based) executive compensation described above provides a balanced approach that will enable the Company to attract and retain highly qualified executives, reward such executives for their contribution to the Company's growth and profitability, and ensure that the incentives of the Company's executives are aligned with the best interests of the Company's stockholders.

Compensation Committee:

Robert J. Sudderth, Jr., Chairman
James E. Hall, Member
John W. Murrey, III, Member

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT

The following table sets forth, as of March 6, 2006, the number and percentage of outstanding shares of our Class A and Class B common stock beneficially owned by each person known by us to beneficially own more than 5% of such stock, by each of our directors and named executive officers, and by all of our directors and executive officers as a group. We had issued and outstanding approximately 12,257,367 shares of Class A and 3,040,262 shares of Class B common stock as of March 6, 2006.

Title of Class	Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership (2)	Percent of Class (3)
Class A & Class B Common	Patrick E. Quinn	2,967,217 (4)	11.73% of Class A 50% of Class B 19.30% of Total (5)
Class A & Class B Common	Max L. Fuller	2,793,813 (6)	10.32% of Class A 50% of Class B 18.17% of Total (7)
Class A Common	James E. Hall	4,000	*
Class A Common	John W. Murrey, III	1,600	*
Class A Common	Robert J. Sudderth, Jr.	20,788	*
Class A Common	Ray M. Harlin	202,611	1.63% of Class A 1.31% of Total
Class A Common	Jeffrey S. Wardeberg	55,816	*
Class A Common	William K. Farris	30,000	*
Class A Common	Barclays Global Investors, NA and Barclays Global Fund Advisors (8)	850,550	6.94% of Class A 5.56% of Total
Class A & Class B Common	All directors and executive officers as a group (8 persons)	6,075,845	38.65% of Total

____________________________

*	Less than 1% of Class A common stock.

(1)	The business address of each director and named executive officer is 4080 Jenkins Road, Chattanooga, Tennessee 37421.

(2)
Beneficial ownership includes sole voting power and sole investment power with respect to such shares unless otherwise noted and subject to community property laws where applicable. In accordance with Rule 13d-3(d)(1) under the Exchange Act, the number of shares indicated as beneficially owned by a person includes shares of Class A common stock underlying options that are currently exercisable or will be exercisable within 60 days following March 6, 2006, held by the following individuals: Mr. Quinn - 80,000 shares; Mr. Fuller - 80,000 shares; Mr. Harlin - 166,000 shares; Mr. Hall - 4,000 shares; Mr. Murrey - 1,600 shares; Mr. Sudderth - 7,600 shares; Mr. Wardeberg - 54,000 shares; and Mr. Farris - 30,000 shares. Share amounts include shares of Class A common stock allocated to the accounts of the following individuals under our 401(k) plan: Mr. Quinn - 1,231 shares; Mr. Fuller - 9,848 shares; and Mr. Harlin - 7,504.

(3)
Shares of Class A common stock underlying stock options that are currently exercisable or will be exercisable within 60 days following March 6, 2006, are deemed to be outstanding for purposes of computing the percentage ownership of the person holding such options and the percentage ownership of any group of which the holder is a member, but are not deemed outstanding for purposes of computing the percentage ownership of any other person.

(4)
Comprised of 1,447,086 shares of Class A common stock and 1,520,131 shares of Class B common stock. Does not include 300,000 shares of Class A common stock held by the Quinn Family Partnership, as to which shares Mr. Quinn disclaims beneficial ownership. Mr. Quinn's spouse is the general partner of the Quinn Family Partnership.

(5)
Based on the aggregate number of shares of Class A and Class B common stock held by Mr. Quinn. The Class A common stock is entitled to one (1) vote per share, and the Class B common stock is entitled to two (2) votes per share. Mr. Quinn beneficially owns shares of Class A and Class B common stock with 24.36% of the voting power of all outstanding voting shares.

(6)
Comprised of 1,273,682 shares of Class A common stock and 1,520,131 shares of Class B common stock. Does not include 344,916 shares of Class A common stock held by the Fuller Family Partnership, as to which shares Mr. Fuller disclaims beneficial ownership. Mr. Fuller's spouse is a general partner of the Fuller Family Partnership.

(7)
Based on the aggregate number of shares of Class A and Class B common stock held by Mr. Fuller. The Class A common stock is entitled to one (1) vote per share and the Class B common stock is entitled to two (2) votes per share. Mr. Fuller beneficially owns shares of Class A and Class B common stock with 23.42% of the voting power of all outstanding voting shares.

(8)
The principle business address of Barclays Global Investors, NA and Barclays Global Fund Advisors is 45 Fremont Street, San Francisco, California 94105. Barclays Global Investors, NA and Barclays Global Fund Advisors report that they have sole voting power over, respectively, 669,075 and 106,260 shares, and sole dispositive power over, respectively, 744,290 and 106,260 shares, of our Class A common stock. The reported information is based solely upon the Schedule 13G filed by Barclays Global Investors, NA and Barclays Global Fund Advisors with the SEC on January 27, 2006, in which these entities reported the beneficial ownership of 6.04% and 0.86%, respectively, of our Class A common stock.

STOCK PERFORMANCE GRAPH

FIVE-YEAR CUMULATIVE TOTAL RETURNS PERFORMANCE GRAPH

The following graph compares the cumulative total stockholder return of our Class A common stock with the cumulative total stockholder return of Nasdaq (U.S. Companies) and the Nasdaq Trucking & Transportation Stocks commencing December 29, 2000, and ending December 31, 2005.

The stock performance graph assumes $100 was invested on December 29, 2000. There can be no assurance that our stock performance will continue into the future with the same or similar trends depicted in the graph above. We will not make or endorse any predictions as to future stock performance. The CRSP Index for Nasdaq Trucking & Transportation Stocks includes all publicly held truckload motor carriers traded on Nasdaq, as well as all Nasdaq companies within the Standard Industrial Code Classifications 3700-3799, 4200-4299, 4400-4599, and 4700-4799 US & Foreign. We will provide the names of all companies in such index upon request.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

We have adopted a policy that transactions with affiliated persons or entities must be reviewed and pre-approved by our Audit Committee on an ongoing basis.

The information set forth herein briefly describes certain transactions between us and certain affiliated parties. We believe that the terms of these transactions are comparable to the terms that could be obtained from unaffiliated parties.

Innovative Processing Solutions/Transcommunications. Messrs. Quinn and Fuller and certain partnerships controlled by their families own 100% of the outstanding common stock of Innovative Processing Solutions, a company that purchased the assets of Transcommunications, Inc. We utilize IPS charge cards for over-the-road fuel purchases, driver advances, and driver payroll. We paid IPS and Transcommunications an aggregate of approximately $411,000 in fees for these services in 2005. IPS also provides communications services to us and our drivers. As of December 31, 2005, we owed IPS approximately $3,000 for such services.

Leased Facilities. An office and a terminal in Tunnel Hill, Georgia, and a terminal in Oklahoma City, Oklahoma, used by us during 2005 are owned by Q&F Realty, LLC, of which Messrs. Quinn and Fuller own 100% of the membership interests. These facilities are leased to two of our operating subsidiaries at, in management's opinion, fair market rent. In the aggregate, rental payments to Q&F from such subsidiaries in the year ended December 31, 2005, were approximately $932,000.

Substantially all of Messrs. Quinn and Fuller's business time is spent on our business and affairs. In the case of each of the other companies in which Messrs. Quinn and Fuller own an interest, such company has other active, full-time management personnel who operate its business.

Certain Family Relationships. Lisa M. Pate, the daughter of Mr. Quinn, is employed by us as Vice President and General Counsel. Patrick Brian Quinn, the son of Mr. Quinn, is employed by us as Vice President - Marketing Analysis and Sales Administration. William E. Fuller, the son of Mr. Fuller, is employed as Vice President and General Manager of Xpress Direct. Stephen C. Fuller, the son of Mr. Fuller, was employed as Vice President General Manager of Xpress Direct from January 2004 until February 3, 2005 and as President of Xpress Global Systems from February 3, 2005 until August 1, 2005. During 2005, these four individuals received aggregate compensation from us in the amount of $648,427.

RELATIONSHIPS WITH INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The principal independent registered public accounting firm utilized by us during fiscal 2005 was Ernst & Young, which has served as our independent registered public accounting firm since May 2002. Representatives of Ernst & Young are expected to be present at the annual meeting, to be available to respond to appropriate questions raised by stockholders, and to make a statement if they desire. The Audit Committee has not yet selected a principal accountant for the current year.

Principal Accounting Fees and Services

Ernst & Young billed us the following amounts for services provided in the following categories during the fiscal years ended December 31, 2005 and 2004, all of which were approved by our Audit Committee pursuant to the procedures described below:

	Fiscal 2005	Fiscal 2004
Audit Fees(1)	$668,150	$880,700
Audit-Related Fees(2)	55,128	43,000
Tax Fees(3)	19,447	68,822
All Other Fees(4)	3,000	3,000
Total	$745,725	$995,522
_____________________

(1)
Represents the aggregate fees billed for professional services rendered by Ernst & Young for the audit of our annual financial statements, audit of management's assessment of the effectiveness of internal control over financial reporting, audit of the effectiveness of internal control over financial reporting, review of financial statements included in our quarterly reports on Form 10-Q, review of our fourth quarter 2004 Registration Statement on Form S-3, comfort letters, consents, and services that are normally provided by an independent registered public accounting firm in connection with statutory or regulatory filings or engagements for those fiscal years.

(2)
Represents the aggregate fees billed for assurance and related services by Ernst & Young for the audit of our Xpre$$avings 401(k) Plan, accounting consultation related to acquisitions, and services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under "Audit Fees."

(3)	Represents the aggregate fees billed for professional services rendered by Ernst & Young for tax compliance, tax advice, and tax planning.

(4)	Represents fees for a subscription to a technical service provided by Ernst & Young.

Our Audit Committee maintains a policy pursuant to which it pre-approves all audit services to be performed by our independent registered public accounting firm in order to assure that the provision of such services is compatible with maintaining the firm's independence. In addition, our Audit Committee has pre-approved up to $50,000 of fees related to accounting consultation, and has pre-approved up to $50,000 of fees related to tax consulting. A summary report of such fees is reviewed by the Audit Committee on a quarterly basis. The Chairman of the Audit Committee also has the power to approve any auditor fees up to an aggregate of $50,000 in addition to the fees set forth above. Any auditor fees above the foregoing amounts must be approved by the Audit Committee. No audit-related, tax, or other non-audit services were approved by the Audit Committee pursuant to the de minimis exception to the pre-approval requirement under Rule 2-01(c)(7)(i)(C) of Regulation S-X during the fiscal year ended December 31, 2005.

INTRODUCTORY NOTE TO PROPOSAL 2

We use a combination of fixed and incentive compensation to attract, motivate, and retain our executive officers, directors, employees, and consultants. Historically, incentive compensation has been comprised of cash bonuses and stock option grants. In furtherance of this approach, we have maintained several equity-based incentive plans since becoming a public company in 1994. Our original 1993 Incentive Stock Plan (the "1993 Stock Plan") was supplemented in 1995 by the adoption of our 1995 Non-Employee Directors Stock Award and Option Plan (the "1995 Non-Employee Directors Plan"). In 2002, the 1993 Stock Plan was replaced with our 2002 Stock Incentive Plan (the "2002 Stock Plan"), and in 2003, the 1995 Non-Employee Directors Plan was replaced with our 2003 Non-Employee Directors Stock Award and Option Plan (the "2003 Non-Employee Directors Plan").

Since May 2002, all equity-based incentive compensation awarded to our executive officers and employees has been granted under the 2002 Stock Plan. A total of 1,000,000 shares of Class A common stock are reserved for awards under the 2002 Stock Plan. Of these 1,000,000 shares, as of March 6, 2006, 424,277 shares are subject to issued and outstanding option grants. The 2002 Stock Plan is scheduled to expire on May 14, 2012. Since May 2003, all stock options and stock awards given to our non-employee directors have been granted under the 2003 Non-Employee Directors Plan. A total of 50,000 shares of Class A common stock are reserved for awards under the 2003 Non-Employee Directors Plan. Of these 50,000 shares, as of March 6, 2006, 10,800 shares remain available for future awards.

Our Board of Directors has determined that it is now in our best interest to combine the stock incentive plan for executive officers and employees with the stock option plan for non-employee directors. Further, our Board of Directors has determined that it is in our best interest to consolidate our stock incentive plan for employees with our other non-equity incentive programs under a single, comprehensive plan with unified objectives and performance criteria. Accordingly, our Board of Directors has adopted, and recommended that our stockholders approve, the U.S. Xpress Enterprises, Inc. 2006 Omnibus Incentive Plan (the "2006 Omnibus Plan").

The Board of Directors believes the 2006 Omnibus Plan offers the following benefits, among others:

•	Enhancing the Compensation Committee's ability to implement our pay-for-performance philosophy through the establishment of a broad-based and unitary incentive compensation system;

•
Extending the life of our equity-based incentive plan for employees for an additional four (4) years and increasing the number of shares available for employee and non-employee director awards to 1,000,000; and

•	Seeking to preserve for our benefit, to the extent practicable, the federal income tax deduction for certain qualifying "performance-based" compensation.

If our stockholders do not approve the 2006 Omnibus Plan, we will continue to be able to grant equity-based awards authorized by the 2002 Stock Plan. Further, we will continue to be able to award cash bonuses under our existing incentive compensation plan as we have in the past. However, these cash bonuses and certain equity-based compensation would not satisfy the requirements of Section 162(m) of the Internal Revenue Code (the "Code"). As a result, certain compensation in excess of $1.0 million annually paid to our executive officers would not be deductible by us.

PROPOSAL 2

APPROVAL OF THE ADOPTION OF THE 2006 OMNIBUS INCENTIVE PLAN

On March 10, 2006, our Board of Directors adopted the 2006 Omnibus Plan and recommended that it be submitted to our stockholders for their approval at the 2006 annual meeting. If approved by our stockholders, the 2006 Omnibus Plan will be effective as of the date of the annual meeting. The 2006 Omnibus Plan is intended to replace the 2002 Stock Plan and the 2003 Non-Employee Directors Plan. If the 2006 Omnibus Plan is approved by our stockholders, no further awards would be made after such date under the 2002 Stock Plan or the 2003 Non-Employee Directors Plan. The following table provides certain important information concerning our existing equity compensation plans as of December 31, 2005:

Plan Category	Number of Securities to Be Issued upon Exercise of Outstanding Options, Warrants, and Rights	Weighted- Average Exercise Price of Outstanding Options, Warrants, and Rights	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
	(a)	(b)	(c)
Equity Compensation Plans Approved by Security Holders (1)	622,746	$12.32	554,151
Equity Compensation Plans Not Approved by Security Holders	—	—	—
Total	622,746	$12.32	554,151
_____________________

(1)	Includes the 1993 Stock Plan, the 1995 Non-Employee Directors Plan, the 2002 Stock Plan, and the 2003 Non-Employee Directors Plan.

A summary of the 2006 Omnibus Plan appears below. This summary is qualified in its entirety by reference to the text of the 2006 Omnibus Plan, a copy of which is included as Appendix A to this proxy statement. You are urged to read the actual text of the 2006 Omnibus Plan in its entirety.

Purposes

The purposes of the 2006 Omnibus Plan are (a) to provide incentives to selected executive officers, directors, employees, and consultants in a manner designed to reinforce our performance goals, (b) to link a significant portion of a participant's compensation to the achievement of these goals, (c) to continue to attract, motivate, and retain key personnel on a competitive basis, in each case by enabling us to offer such persons a variety of incentive awards, and (d) to ensure, to the extent possible, that incentive compensation paid by us is deductible for tax purposes.

Shares Available and Maximum Awards

A total of 1,000,000 shares of Class A common stock will be available for grant of awards under the 2006 Omnibus Plan. In addition, any shares of Class A common stock related to awards under the 2006 Omnibus Plan that terminate by expiration, forfeiture, cancellation or otherwise without the issuance of such shares, are settled in cash in lieu of shares of Class A common stock, or are exchanged for awards not involving shares of Class A common stock will become available again under the 2006 Omnibus Plan. Of the maximum number of shares of Class A common stock available under the 2006 Omnibus Plan, no more than one-half of the shares of Class A common stock may be used for awards other than stock options or stock appreciation rights. The number of shares of Class A common stock available under the 2006 Omnibus Plan may be adjusted to reflect the occurrence of certain events (described under "Adjustments Upon Certain Events"). The shares of Class A common stock available for issuance under the 2006 Omnibus Plan may be authorized and unissued shares or treasury shares, including shares purchased in open market or private transactions.

The maximum award granted or payable to any one participant under the 2006 Omnibus Plan for a calendar year will be 150,000 shares of Class A common stock, subject to the Compensation Committee's authority to adjust awards upon certain events (described under "Adjustments Upon Certain Events"), or in the event the award is paid in cash, $2.0 million.

The Compensation Committee will have the exclusive power and authority, consistent with the provisions of the 2006 Omnibus Plan, to establish the terms and conditions of any award and to waive any such terms or conditions (as described under "Administration"). Because the benefits conveyed under the 2006 Omnibus Plan will be at the discretion of the Committee (as defined below), it is not possible to determine what benefits participants will receive under the 2006 Omnibus Plan.

Administration

The 2006 Omnibus Plan will be administered by the Compensation Committee, or such other committee as may be designated by the Board of Directors (the "Committee"), which consists of at least two individuals who are intended to qualify both as "non-employee directors" within the meaning of Rule 16b-3 under the Exchange Act, and as "outside directors" within the meaning of Section 1.162-27(e)(3) of the Treasury Regulations, or any successor definition adopted under Section 162(m) of the Code. The Committee may allocate all or any portion of its responsibilities and powers under the 2006 Omnibus Plan to any one or more of its members, our CEO, or other senior members of management as the Committee deems appropriate, however, only the Committee (or another committee consisting of two or more individuals who qualify both as "non-employee directors" and as "outside directors") may select and grant awards to participants who are subject to Section 16 of the Exchange Act or awards that are intended to qualify as "performance-based" compensation under Section 162(m) of the Code (see "Limitation on Income Tax Deduction").

The Committee will have broad authority in its administration of the 2006 Omnibus Plan, including, but not limited to, the authority to interpret the 2006 Omnibus Plan; to establish rules and regulations for the operation and administration of the 2006 Omnibus Plan; to select the persons to receive awards; to determine the form, size, terms, conditions, limitations, and restrictions of awards, including, without limitation, terms regarding vesting, exercisability, assignability, expiration, and the effect of certain events, such as a change of control or the participant's death, disability, retirement, or termination as a result of breach of agreement; to create additional forms of awards consistent with the terms of the 2006 Omnibus Plan; to allow for the deferral of awards; and to take all other action it deems necessary or advisable to administer the 2006 Omnibus Plan.

To facilitate the granting of awards to participants who are employed or retained outside of the United States, the Committee will be authorized to modify and amend the terms and conditions of an award to accommodate differences in local law, policy, or custom.

Eligible Participants

Participants in the 2006 Omnibus Plan will be selected by the Committee from our executive officers, directors, employees, and consultants. Participants may be selected and awards may be made at any time during the 10-year period following the effective date of the 2006 Omnibus Plan. As of March 1, 2006, approximately 8,800 employees (consisting of executive officers, officers, and employees) and three non-employee directors were eligible to participate in our current equity compensation plans. We did not have any consultants who had been designated as participants under such plans at such date.

The selection of those persons within a particular class who will receive awards is entirely within the discretion of the Committee. The Committee has not yet determined how many persons are likely to participate in the 2006 Omnibus Plan. The Committee intends, however, to grant most of the 2006 Omnibus Plan's awards to those persons who are in a position to have a significant direct impact on our growth, profitability, and success, which would include a portion of the participants in our current equity compensation plans.

Types of Awards

The 2006 Omnibus Plan authorizes the grant of stock options, stock appreciation rights, stock awards, restricted stock unit awards, performance units, performance awards, and any other form of award established by the Committee that is consistent with the 2006 Omnibus Plan's purpose, or any combination of the foregoing. All awards granted under the 2006 Omnibus Plan will be evidenced by an award notice which specifies the type of award granted, the number of shares of Class A common stock underlying the award, if applicable, and all terms governing that award.

Stock Options. The Committee may grant awards in the form of stock options to purchase shares of Class A common stock, which stock options may be non-qualified or incentive stock options for federal income tax purposes. Stock options granted under the 2006 Omnibus Plan will vest and become exercisable at such times and upon such terms and conditions as may be determined by the Committee. Any stock option granted in the form of an incentive stock option must satisfy the requirements of Section 422 of the Code. The exercise price per share of Class A common stock for any stock option will not be less than one hundred percent (100%) of the fair market value of a share of Class A common stock on the day that the stock option is granted. In addition, the term of the stock option may not exceed ten (10) years. In the case of an incentive stock option granted to an employee participant who owns, directly or indirectly (as determined by reference to Section 424(d) of the Code), at the time the option is granted, stock possessing more than ten percent (10%) of the total combined voting power of all classes of our stock, the exercise price per share of Class A common stock for any stock option will not be less than one hundred ten percent (110%) of the fair market value of a share of Class A common stock on the day that the stock option is granted, and the term of the stock option may not exceed five (5) years. The exercise price of any stock option granted pursuant to the 2006 Omnibus Plan may not be subsequently reduced by amendment or cancellation and substitution of such stock option or any other action of the Committee without stockholder approval, subject to the Committee's authority to adjust awards upon certain events (described under "Adjustments Upon Certain Events"). The type (incentive or non-qualified), vesting, exercise price, and other terms of each stock option will be set forth in the award notice for such stock option.

A stock option may be exercised by paying the exercise price in cash or its equivalent and/or, to the extent permitted by the Committee and applicable law, shares of Class A common stock, a combination of cash and shares of Class A common stock, or through the delivery of irrevocable instruments to a broker to sell the shares obtained upon the exercise of the stock option and to deliver to us an amount equal to the exercise price.

Stock Appreciation Rights. The Committee may grant awards in the form of stock appreciation rights, either in tandem with a stock option ("Tandem SARs") or independent of a stock option ("Freestanding SARs"). The exercise price of a stock appreciation right will be an amount determined by the Committee, but in no event will such amount be less than 100% of the fair market value of a share of Class A common stock on the date that the stock appreciation right is granted or, in the case of a Tandem SAR, the exercise price of the related stock option.

A Tandem SAR may be granted either at the time of grant of the related stock option or at any time thereafter during the term of the related stock option. A Tandem SAR will be exercisable to the extent its related stock option is exercisable. Each Tandem SAR will entitle the holder of such stock appreciation right to surrender the related stock option and to receive an amount equal to (i) the excess of (A) the fair market value on the exercise date of one (1) share of Class A common stock over (B) the stock option price per share of Class A common stock, times (ii) the number of shares of Class A common stock covered by the stock option which is surrendered. Upon the exercise of a stock option as to some or all of the shares of Class A common stock covered by such stock option, the related Tandem SAR will automatically be canceled to the extent of the number of shares of Class A common stock covered by the exercise of the stock option.

Each Freestanding SAR will entitle the holder of such stock appreciation right upon exercise to an amount equal to (i) the excess of (A) the fair market value on the exercise date of one (1) share of Class A common stock over (B) the exercise price, times (ii) the number of shares of Class A common stock covered by the Freestanding SAR and as to which the stock appreciation right is exercised.

The type (Tandem SAR or Freestanding SAR), exercise price, vesting, and other terms of each stock appreciation right will be set forth in the award notice for such stock appreciation rights.

Payment of stock appreciation rights may be made in shares of Class A common stock or in cash, or partly in shares of Class A common stock and partly in cash, as determined by the Committee.

Other Stock-Based Awards. The Committee may grant awards in the form of stock awards (for either unrestricted or restricted shares of Class A common stock), restricted stock unit awards and other awards that are valued in whole or in part by reference to, or are otherwise based on the fair market value of, Class A common stock. Such other stock-based awards will be in such form, and dependent on such conditions, as the Committee determines, including, without limitation, the right to receive, or vest with respect to, one or more shares of Class A common stock (or the equivalent cash value of such shares of Class A common stock) upon the completion of a specified period of service, the occurrence of an event, and/or the attainment of performance objectives. In addition, the Committee may choose, at the time of grant of a stock-based award, or any time thereafter up to the time of the payment of such award, to include as part of such award an entitlement to receive dividends or dividend equivalents on the shares of Class A common stock underlying such award, subject to such terms, conditions, restrictions, and/or limitations, if any, as the Committee may establish. The restrictions, conditions, and other terms of each stock-based award will be set forth in the award notice for such award.

Performance Units. The Committee may grant awards in the form of performance units, which are units valued by reference to designated criteria established by the Committee other than Class A common stock. Performance units will be in such form, and dependent on such conditions, as the Committee determines, including, without limitation, the right to receive a designated payment upon the completion of a specified period of service, the occurrence of an event, and/or the attainment of performance objectives. The form, applicable conditions, and other terms of each performance unit will be set forth in the award notice for such performance unit.

Performance Awards. Performance awards are awards structured to qualify as deductible "performance-based" compensation for purposes of Section 162(m) of the Code (see "Limitation on Income Tax Deduction"). The Committee may grant performance awards to employees who are "covered employees" (within the meaning of Section 162(m) of the Code) and to other participants in order to qualify such awards as "performance-based" compensation for purposes of Section 162(m) of the Code. Under Section 162(m) of the Code, "covered employees" generally means the CEO and the other four highest-paid executive officers. Performance awards may take the form of stock awards, restricted stock unit awards, or performance units that are conditioned upon the satisfaction of enumerated performance criteria during a stated performance period, which awards, in addition to satisfying the requirements otherwise applicable to that type of award generally, also satisfy the requirements of performance awards under the 2006 Omnibus Plan.

Performance awards must be based upon one or more of the following performance criteria: (a) revenues (including without limitation, measures such as revenue per mile (loaded or total) or revenue per tractor), (b) net revenues, (c) fuel surcharges, (d) accounts receivable collection or days sales outstanding, (e) cost reductions and savings (or limits on cost increases), (f) safety and claims (including, without limitation, measures such as accidents per million miles and number of significant accidents), (g) operating income, (h) operating ratio, (i) income before taxes, (j) net income, (k) earnings before interest and taxes (EBIT), (l) earnings before interest, taxes, depreciation, and amortization (EBITDA), (m) adjusted net income, (n) earnings per share, (o) adjusted earnings per share, (p) stock price, (q) working capital measures, (r) return on assets, (s) return on revenues, (t) debt-to-equity or debt-to-capitalization (in each case with or without lease adjustment), (u) productivity and efficiency measures (including, without limitation measures such as driver turnover, trailer to tractor ratio, and tractor to non-driver ratio), (v) cash position, (w) return on stockholders' equity, (x) return on invested capital, (y) cash flow measures (including, without limitation, free cash flow), (z) market share, (aa) stockholder return, (bb) economic value added, or (cc) completion of acquisitions (either with or without specified size). In addition, the Committee may establish, as an additional performance measure, the attainment by a participant of one or more personal objectives and/or goals that the Committee deems appropriate, including but not limited to implementation of Company policies, negotiation of significant corporate transactions, development of long-term business goals or strategic plans, or the exercise of specific areas of managerial responsibility. The performance goals set by the Committee may be expressed on an absolute and/or relative basis, and may include comparisons with our past performance (including the performance of one or more of our divisions) and/or the current or past performance of other peer group companies or indices.

For each performance period, the Committee will, in its sole discretion, designate within the initial period allowed under Section 162(m) of the Code which persons will be eligible for performance awards for such period, the length of the performance period, the types of performance awards to be issued, the performance criteria that are to be used to establish performance goals, the kind or level of performance goals, and other relevant matters.

After the close of each performance period, the Committee will determine whether the performance goals for the cycle have been achieved. In determining the actual award to be paid to a participant, the Committee has the authority to reduce or eliminate any performance award earned by the participant, based upon any objective or subjective criteria it deems appropriate.

The award notice for each performance award will set forth or make reference to the performance period, performance criteria, performance goals, performance formula, performance pool, and other terms applicable to such performance award.

Payment Terms

Awards may be paid in cash, shares of Class A common stock, a combination of cash and shares of Class A common stock, or in any other permissible form, as the Committee determines. Payment of awards may include such terms, conditions, restrictions, and/or limitations, if any, as the Committee deems appropriate, including, in the case of awards paid in shares of Class A common stock, restrictions on transfer of such shares and provisions regarding the forfeiture of such shares under certain circumstances.

At the discretion of the Committee, a participant may defer payment of any award; salary or bonus compensation; company board compensation; dividend or dividend equivalent, or any portion thereof. If permitted by the Committee, a deferral must be made in accordance with any administrative guidelines established by the Committee for such purpose. Such deferred items may be credited with interest (at a rate determined by the Committee) or deemed invested by us.

We will be entitled to deduct from any payment to a participant under the 2006 Omnibus Plan the amount of all applicable income and employment taxes required by law to be withheld with respect to such payment or may require the participant to pay us such tax prior to and as a condition of the making of such payment. Subject to certain limitations, the Committee may allow a participant to pay the amount of taxes required by law to be withheld from an award by withholding any shares of Class A common stock to be paid under such award or by permitting the participant to deliver to us shares of Class A common stock having a fair market value equal to the amount of such taxes.

Adjustments Upon Certain Events

In the event that there is a stock dividend or split, reorganization, recapitalization, merger, consolidation, spin-off, combination, or transaction or exchange of Class A common stock or other corporate exchange, or any distribution to stockholders of Class A common stock or other property or securities (other than regular cash dividends) or any transaction similar to the foregoing or other transaction that results in a change to our capital structure, the 2006 Omnibus Plan provides that the Committee shall make substitutions and/or adjustments to the maximum number of shares available for issuance under the 2006 Omnibus Plan, the maximum award payable, the number of shares to be issued pursuant to outstanding awards, the option prices, exercise prices, or purchase prices of outstanding awards, and/or any other affected terms of an award or the 2006 Omnibus Plan as the Committee deems equitable or appropriate.

Termination and Amendment of the 2006 Omnibus Plan

The Committee may suspend or terminate the 2006 Omnibus Plan at any time for any reason with or without prior notice. In addition, the Committee may amend the 2006 Omnibus Plan, provided that it may not, without stockholder approval, adopt any amendment if stockholder approval is required, necessary, or deemed advisable with respect to tax, securities, or other applicable laws or regulations, including, but not limited to, the listing requirements of the NASDAQ National Market or other stock market or exchange on which our securities are listed. No amendment of the 2006 Omnibus Plan may materially and adversely affect the rights of a participant under any outstanding award without the consent of that participant. No awards may be made under the 2006 Omnibus Plan after the tenth anniversary of the effective date of the 2006 Omnibus Plan.

Securities Act Registration

If the 2006 Omnibus Plan is approved by the stockholders at the annual meeting, we intend to register the shares of Class A common stock issuable under the 2006 Omnibus Plan pursuant to a Registration Statement on Form S-8 as soon as practicable thereafter.

New Plan Benefits

No benefits or amounts have been granted, awarded or received under the 2006 Omnibus Plan. Further, future awards, if any, that will be made to eligible participants under the 2006 Omnibus Plan are subject to the discretion of the Committee. Accordingly, future grants and benefits under the 2006 Omnibus Plan are not determinable. No option awards were made under the 2002 Stock Plan during the year ended December 31, 2005.

At the $17.42 closing price of our Class A common stock on March 1, 2006, the market value of the 1,000,000 shares that would be reserved under the 2006 Omnibus Plan would be approximately $17.4 million.

Tax Status of 2006 Omnibus Plan Awards

The following discussion of the federal income tax status of awards under the 2006 Omnibus Plan, as proposed, is based on present federal tax laws and regulations and does not purport to be a complete description of the federal income tax laws. Participants may also be subject to certain state and local taxes, which are not described below.

Non-Qualified Stock Options. No income will be realized by a participant at the time a non-qualified stock option is granted, and no deduction will be available to us at such time. When the non-qualified stock option is exercised, the participant generally will realize taxable ordinary income in an amount equal to the excess of the fair market value of the shares of Class A common stock acquired from the exercise of such stock option over the exercise price, and we will receive a corresponding deduction at such time. If a non-qualified stock option is exercised by delivering shares of Class A common stock to us, the use of such shares of Class A common stock will not be considered a taxable disposition of such shares. Instead, (a) the number of shares of Class A common stock received from the exercise equal to the number of shares delivered will have the same basis and same holding period as the shares so delivered, (b) the participant will realize taxable ordinary income in an amount equal to the fair market value of the additional shares of Class A common stock received from the exercise of such stock option, (c) the participant will have a tax basis in the additional shares equal to their fair market value and the holding period of the additional shares will begin on the date that they are actually acquired, and (d) we will receive a deduction at such time in the same amount as the taxable income realized by the participant. In either case, our deduction will be subject to the limitations of Section 162(m) of the Code, if applicable (see "Limitation on Income Tax Deduction"). The gain, if any, realized upon the subsequent disposition by the participant of the shares of Class A common stock will constitute short- or long-term capital gain, depending on the participant's holding period.

Incentive Stock Options. No income will be realized by a participant either at the time an incentive stock option is granted or upon the exercise thereof by the participant, and no deduction will be available to us at such times. If the participant holds the shares of Class A common stock underlying the stock option for the greater of two (2) years after the date the stock option was granted or one (1) year after the acquisition of such shares of Class A common stock (the "required holding period"), then upon the disposition of such shares of Class A common stock, the participant will realize a long-term capital gain or loss equal to the difference between the aggregate exercise price previously paid for the shares disposed and the proceeds received from such disposition; we will not be entitled to any deduction. If the shares of Class A common stock are disposed of in a sale, exchange, or other disqualifying disposition during the required holding period, then the participant will realize taxable gain in an amount equal to the aggregate exercise price previously paid for the shares disposed and the proceeds received from such disposition, and the portion of such taxable gain up to the excess of the fair market value of the Class A common stock disposed (at the time that the stock option from the exercise of which such shares were received) over the exercise price previously paid for such shares will be taxable ordinary income, and we will be entitled to a corresponding deduction at such time, subject to the limitations of Section 162(m) of the Code, if applicable (see "Limitation on Income Tax Deduction"). Any remaining portion of such taxable gain will constitute short- or long-term capital gain, depending on the participant's holding period.

Stock Appreciation Rights. No income will be realized by a participant at the time a stock appreciation right is awarded, and no deduction will be available to us at such time. A participant will realize ordinary income upon the exercise of the stock appreciation right in an amount equal to the cash and fair market value of the shares of Class A common stock received by the participant from such exercise, and we will be entitled to a corresponding deduction at such time, subject to the limitations of Section 162(m) of the Code, if applicable (see "Limitation on Income Tax Deduction").

Unrestricted Stock-Based Award. Upon the grant of an unrestricted stock-based award, a participant will realize taxable income equal to the cash and fair market value at such time of the shares of Class A common stock received by the participant under such award (less the purchase price therefor, if any), and we will be entitled to a corresponding tax deduction at that time, subject to the limitations of Section 162(m) of the Code, if applicable (see "Limitation on Income Tax Deduction").

Restricted Stock-Based Award. Upon the grant of a restricted stock-based award, no income will be realized by a participant (unless a participant timely makes an election to accelerate the recognition of the income to the date of grant), and we will not be allowed a deduction at that time; when the award vests and is no longer subject to a substantial risk of forfeiture for income tax purposes, the participant will realize taxable ordinary income in an amount equal to the cash and the fair market value at such time of the shares of Class A common stock received by the participant under such award (less the purchase price therefor, if any), and we will be entitled to a corresponding deduction at such time. If a participant does make a timely election to accelerate the recognition of income, then the participant will recognize taxable ordinary income in an amount equal to the cash and the fair market value at the time of grant of the shares of Class A common stock to be received by the participant under such award (less the purchase price therefor, if any), and we will be entitled to a corresponding deduction at such time. In each case, our deduction will be subject to the limitations of Section 162(m) of the Code, if applicable (see "Limitation on Income Tax Deduction").

Performance Units and Performance Awards. A participant receiving a performance unit or performance award will not recognize income, and we will not be allowed a tax deduction, at the time such award is granted. When a participant receives payment of a performance unit or performance award, the amount of cash and the fair market value of any shares of Class A common stock received will be ordinary income to the participant, and we will be entitled to a corresponding tax deduction at that time, subject to the limitations of Section 162(m) of the Code, if applicable (see "Limitation on Income Tax Deduction").

Effect of Deferral on Taxation of Awards. If the Committee permits a participant to defer the receipt of payment of an award and such participant makes an effective election to defer the payment of the award in accordance with the administrative guidelines established by the Committee, the participant will not realize taxable income until the date the participant becomes entitled to receive such payment pursuant to the terms of the deferral election, and we will not be entitled to a deduction until such time. Any interest or dividends paid on, or capital gains resulting from, our investment of the amount deferred during the deferral period will be taxable to us in the year recognized. At the time the participant becomes entitled to receive the deferred payment, the participant will recognize taxable income in an amount equal to the actual payment to be received, including any interest or earnings credited on the amount deferred during the deferral period, and we will be entitled to a corresponding deduction for such amount at that time.

Limitation on Income Tax Deduction

Pursuant to Section 162(m) of the Code, we generally may not deduct compensation paid to a covered employee in any year in excess of $1.0 million. However, qualifying performance-based compensation is not subject to such limitation if certain requirements are met. One requirement is stockholder approval of (i) the performance criteria upon which performance-based awards may be based, (ii) the annual per-participant limits on grants of performance-based awards and stock options and stock appreciation rights and (iii) the class of employees eligible to receive awards. The Board of Directors has submitted the 2006 Omnibus Plan for approval by the stockholders in order to permit the grant of certain awards thereunder, such as stock options, stock appreciation rights, stock awards, and certain performance units that will constitute "performance-based" compensation, which we expect to be excluded from the calculation of annual compensation of covered employees for purposes of Section 162(m) of the Code and be fully deductible by us. The Committee may grant awards under the 2006 Omnibus Plan that do not qualify as performance-based compensation under Section 162(m) of the Code. The payment of any such non-qualifying awards to a covered employee could be non-deductible by us, in whole or in part, under Section 162(m) of the Code, depending on such covered employee's total compensation in the applicable year.

Stockholder approval of this proposal will constitute approval of (i) the performance criteria upon which performance-based awards that are intended to be deductible by us under Section 162(m) of the Code may be based under the 2006 Omnibus Plan, (ii) the annual per participant limit of 150,000 shares of Class A common stock for stock-based awards and $2.0 million for cash awards, and (iii) the class of participants eligible to receive awards under the 2006 Omnibus Plan. In order for awards granted under the 2006 Omnibus Plan to continue to be treated as qualified performance-based compensation under Section 162(m) of the Code, every five (5) years we must seek stockholder approval of each of the items listed in the prior sentence.

STOCKHOLDER PROPOSALS

To be eligible for inclusion in our proxy materials relating to our annual meeting of stockholders following completion of our fiscal year ended December 31, 2006, stockholder proposals intended to be presented at that meeting must be received by us in writing on or before December 4, 2006. However, if the date of such annual meeting is more than thirty (30) days before or after May 2, 2007, then the deadline for submitting any such stockholder proposal for inclusion in the proxy materials relating to our annual meeting following completion of our fiscal year ended December 31, 2006, will be a reasonable time before we begin to print or mail such proxy materials. The inclusion of any such stockholder proposals in our proxy materials will be subject to the requirements of the proxy rules adopted under the Exchange Act, including Rule 14a-8.

We must receive in writing any stockholder proposals to be considered at our annual meeting following completion of our fiscal year ended December 31, 2006, but not included in our proxy materials relating to that meeting pursuant to Rule 14a-8 under the Exchange Act, by February 17, 2007. However, if the date of the 2007 annual meeting of stockholders is more than thirty (30) days before or after May 2, 2007, then the deadline for submitting any such stockholder proposal will be a reasonable time before we mail the proxy materials relating to such meeting. Pursuant to Rule 14(a)-4(c)(1) under the Exchange Act, the proxy holders designated by an executed proxy in the form accompanying our 2007 proxy statement will have discretionary authority to vote on any stockholder proposal that is not received on or prior to the deadline described above.

Written copies of all stockholder proposals should be sent to us at our principal executive offices, 4080 Jenkins Road, Chattanooga, Tennessee 37421, to the attention of Max L. Fuller, Secretary. Stockholder proposals must comply with the rules and regulations of the SEC.

OTHER MATTERS

The Board of Directors does not intend to present at the annual meeting any matters other than those described herein and does not presently know of any matters that will be presented by other parties.

U.S. Xpress Enterprises, Inc.

Patrick E. Quinn
Co-Chairman, President, and Treasurer

Max L. Fuller
Co-Chairman, Chief Executive Officer, and Secretary

April 3, 2006

APPENDIX A

U.S. XPRESS ENTERPRISES, INC.

2006 OMNIBUS INCENTIVE PLAN

APPENDIX A

i

ARTICLE XIII PAYMENT OF AWARDS	A-10
Section 13.1. Payment	A-10
Section 13.2. Withholding Taxes	A-10
ARTICLE XIV DIVIDEND AND DIVIDEND EQUIVALENTS	A-10
ARTICLE XV DEFERRAL OF AWARDS	A-11
ARTICLE XVI MISCELLANEOUS	A-11
Section 16.1. Nonassignability	A-11
Section 16.2. Regulatory Approvals and Listings	A-11
Section 16.3. No Right to Continued Employment or Grants	A-11
Section 16.4. Amendment/Termination	A-11
Section 16.5. Governing Law	A-11
Section 16.6. No Right, Title, or Interest in Company Assets	A-11
Section 16.7. No Guarantee of Tax Consequences	A-11

ii

U.S. XPRESS ENTERPRISES, INC.

2006 OMNIBUS INCENTIVE PLAN

ARTICLE I
PURPOSE AND EFFECTIVE DATE

Section 1.1. Purpose. The purpose of the Plan is to provide annual incentives to certain Employees, Directors, and Consultants of the Company in a manner designed to reinforce the Company's performance goals; to link a significant portion of Participants' compensation to the achievement of such goals; and to continue to attract, motivate, and retain key personnel on a competitive basis.

Section 1.2. Effective Date. The Plan was adopted by the Board of Directors on March 10, 2006, and became effective upon approval by the stockholders on May 2, 2006.

Section 1.3. Successor Plan. This Plan shall serve as the successor to the U.S. Xpress Enterprises, Inc. 2002 Stock Incentive Plan and the U.S. Xpress Enterprises, Inc. 2003 Non-Employee Directors Stock Award and Option Plan (the "Predecessor Plans"), and no further awards shall be made under the Predecessor Plans from and after the effective date of this Plan. All outstanding awards under the Predecessor Plans immediately prior to the effective date of this Plan are hereby incorporated into this Plan and shall accordingly be treated as outstanding awards under this Plan; provided, however, each such award shall continue to be governed solely by the terms and conditions of the instrument evidencing such award and interpreted under the terms of the respective Predecessor Plan, and, except as otherwise expressly provided herein, no provision of this Plan shall affect or otherwise modify the rights or obligations of holders of such incorporated awards with respect to their acquisition of shares of Common Stock, or otherwise modify the rights or the obligations of the holders of such awards. Any shares of Common Stock reserved for issuance under the Predecessor Plans in excess of the number of shares as to which awards have been awarded thereunder, plus any such shares as to which awards granted under the Predecessor Plans may lapse, expire, terminate or be cancelled, shall be deemed available for issuance or reissuance under Section 6.1 of the Plan.

ARTICLE II
DEFINITIONS AND CONSTRUCTION

Section 2.1.   Certain Defined Terms. As used in this Plan, unless the context otherwise requires, the following terms shall have the following meanings:

(a)   "Award" means any form of stock option, stock appreciation right, Stock Award, Restricted Stock Unit Award, performance unit, Performance Award, or other incentive award granted under the Plan, whether singly, in combination, or in tandem, to a Participant by the Committee pursuant to such terms, conditions, restrictions, and/or limitations, if any, as the Committee may establish by the Award Notice or otherwise.

(b)   "Award Notice" means the document establishing the terms, conditions, restrictions, and/or limitations of an Award in addition to those established by this Plan and by the Committee's exercise of its administrative powers. The Committee will establish the form of the document in the exercise of its sole and absolute discretion.

(c)   "Board" means the Board of Directors of the Company.

(d)   "CEO" means the Chief Executive Officer of the Company.

(e)   "Code" means the Internal Revenue Code of 1986, as amended from time to time, including the regulations thereunder and any successor provisions and the regulations thereto.

(f)   "Committee" means (i) the Board, and (ii) the Compensation Committee of the Board, or such other Board committee as may be designated by the Board to administer the Plan; provided that, the Committee shall consist of two or more Directors, all of whom are both a "Non-Employee Director" within the meaning of Rule 16b-3 under the Exchange Act and an "outside director" within the meaning of the definition of such term as contained in Treasury Regulation Section 1.162-27(e)(3), or any successor definition adopted under Section 162(m) of the Code.

(g)   "Common Stock" means the Class A Common Stock, par value $0.01 per share, of the Company.

(h)   "Company" means U.S. Xpress Enterprises, Inc., a Nevada corporation, and its Subsidiaries.

(i)   "Consultants" means the consultants, advisors, and independent contractors retained by the Company.

(j)   "Covered Employee" means an Employee who is a "covered employee" within the meaning of Section 162(m) of the Code.

(k)   "Director" means a Non-Employee member of the Board.

(l)   "Effective Date" means the date an Award is determined to be effective by the Committee upon its grant of such Award, which date shall be set forth in the applicable Award Notice.

(m)   "Employee" means any person employed by the Company on a full or part-time basis.

(n)   "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, including the rules thereunder and any successor provisions and the rules thereto.

(o)   "Fair Market Value" means the closing price of the Common Stock on the principal national securities exchange on which the Common Stock is then listed or admitted to trading, and the closing price shall be the last reported sale price, regular way, on such date (or, if no sale takes place on such date, the last reported sale price, regular way, on the next preceding date on which such sale took place), as reported by such exchange. If the Common Stock is not then so listed or admitted to trading on a national securities exchange, then Fair Market Value shall be the closing price (the last reported sale price, regular way) of the Common Stock in the over-the-counter market as reported by the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), if the closing price of the Common Stock is then reported by NASDAQ. If the Common Stock closing price is not then reported by NASDAQ, then Fair Market Value shall be the mean between the representative closing bid and closing asked prices of the Common Stock in the over-the-counter market as reported by NASDAQ. If the Common Stock bid and asked prices are not then reported by NASDAQ, then Fair Market Value shall be the quote furnished by any member of the National Association of Securities Dealers, Inc. selected from time to time by the Company for that purpose. If no member of the National Association of Securities Dealers, Inc. then furnishes quotes with respect to the Common Stock, then Fair Market Value shall be the value determined by the Committee in good faith.

(p)   "Negative Discretion" means the discretion authorized by the Plan to be applied by the Committee in determining the size of a Performance Award for a Performance Period if, in the Committee's sole judgment, such application is appropriate. Negative Discretion may only be used by the Committee to eliminate or reduce the size of a Performance Award. In no event shall any discretionary authority granted to the Committee by the Plan, including, but not limited to Negative Discretion, be used to: (a) grant Performance Awards for a Performance Period if the Performance Goals for such Performance Period have not been attained under the applicable Performance Formula; or (b) increase a Performance Award above the maximum amount payable under Section 6.3 of the Plan.

(q)   "Participant" means any Employee, Director, or Consultant to whom an Award has been granted under the Plan.

(r)   "Performance Awards" means the Stock Awards and performance units granted pursuant to Article VII. Performance Awards are intended to qualify as "performance-based compensation" under Section 162(m) of the Code.

(s)   "Performance Criteria" means the one or more criteria that the Committee shall select for purposes of establishing the Performance Goal(s) for a Performance Period. The Performance Criteria that will be used to establish such Performance Goal(s) shall be expressed in terms of the attainment of specified levels of one or any variation or combination of the following: revenues (including, without limitation, measures such as revenue per mile (loaded or total) or revenue per tractor), net revenues, fuel surcharges, accounts receivable collection or days sales outstanding, cost reductions and savings (or limits on cost increases), safety and claims (including, without limitation, measures such as accidents per million miles and number of significant accidents), operating income, operating ratio, income before taxes, net income, earnings before interest and taxes (EBIT), earnings before interest, taxes, depreciation, and amortization (EBITDA), adjusted net income, earnings per share, adjusted earnings per share, stock price, working capital measures, return on assets, return on revenues, debt-to-equity or debt-to-capitalization (in each case with or without lease adjustment), productivity and efficiency measures (including, without limitation, measures such as driver turnover, trailer to tractor ratio, and tractor to non-driver ratio), cash position, return on stockholders' equity, return on invested capital, cash flow measures (including, without limitation, free cash flow), market share, stockholder return, economic value added, or completion of acquisitions (either with or without specified size). In addition, the Committee may establish, as additional Performance Criteria, the attainment by a Participant of one or more personal objectives and/or goals that the Committee deems appropriate, including but not limited to implementation of Company policies, negotiation of significant corporate transactions, development of long-term business goals or strategic plans for the Company, or the exercise of specific areas of managerial responsibility. Each of the Performance Criteria may be expressed on an absolute and/or relative basis with respect to one or more peer group companies or indices, and may include comparisons with past performance of the Company (including one or more divisions thereof, if any) and/or the current or past performance of other companies.

(t)   "Performance Formula" means, for a Performance Period, the one or more objective formulas (expressed as a percentage or otherwise) applied against the relevant Performance Goal(s) to determine, with regard to the Award of a particular Participant, whether all, some portion but less than all, or none of the Award has been earned for the Performance Period.

(u)   "Performance Goals" means, for a Performance Period, the one or more goals established by the Committee for the Performance Period based upon the Performance Criteria. Any Performance Goal shall be established in a manner such that a third party having knowledge of the relevant performance results could calculate the amount to be paid to the Participant. For any Performance Period, the Committee is authorized at any time during the initial time period permitted by Section 162(m) of the Code, or at any time thereafter, in its sole and absolute discretion, to adjust or modify the calculation of a Performance Goal for such Performance Period in order to prevent the dilution or enlargement of the rights of Participants (i) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event, or development; (ii) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions; and (iii) in view of the Committee's assessment of the business strategy of the Company, performance of comparable organizations, economic and business conditions, and any other circumstances deemed relevant.

(v)   "Performance Period" means the one or more periods of time, which may be of varying and overlapping durations, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant's right to and the payment of a Performance Award.

(w)   "Plan" means this 2006 Omnibus Incentive Plan, as amended from time to time.

(x)   "Restricted Stock Unit Award" means an Award granted pursuant to Article XI in the form of a right to receive shares of Common Stock on a future date.

(y)   "Securities Act" means the Securities Act of 1933, as amended from time to time, including the rules thereunder and any successor provisions and the rules thereto.

(z)   "Stock Award" means an award granted pursuant to Article X in the form of shares of Common Stock, restricted shares of Common Stock, and/or units of Common Stock.

(aa)     "Subsidiary" means a corporation or other business entity in which the Company directly or indirectly has an ownership interest of twenty percent (20%) or more, except that with respect to incentive stock options, "Subsidiary" shall mean "subsidiary corporation" as defined in Section 424(f) of the Code.

Section 2.2.   Other Defined Terms. Unless the context otherwise requires, all other capitalized terms shall have the meanings set forth in the other Articles and Sections of this Plan.

Section 2.3.   Construction. In any necessary construction of a provision of this Plan, the masculine gender may include the feminine, and the singular may include the plural, and vice versa.

ARTICLE III
ELIGIBILITY

Section 3.1.   In General. Subject to Section 3.2 and Article IV, all Employees, Directors, and Consultants are eligible to participate in the Plan. The Committee may select, from time to time, Participants from those Employees, Directors, and Consultants.

Section 3.2.   Incentive Stock Options. Only Employees shall be eligible to receive "incentive stock options" (within the meaning of Section 422 of the Code).

ARTICLE IV
PLAN ADMINISTRATION

Section 4.1.   Responsibility. The Committee shall have total and exclusive responsibility to control, operate, manage, and administer the Plan in accordance with its terms.

Section 4.2.   Authority of the Committee. The Committee shall have all the authority that may be necessary or helpful to enable it to discharge its responsibilities with respect to the Plan. Without limiting the generality of the preceding sentence, the Committee shall have the exclusive right to:

(a)   determine eligibility for participation in the Plan;

(b)   select the Participants and determine the type of Awards to be made to Participants, the number of shares subject to Awards and the terms, conditions, restrictions, and limitations of the Awards, including, but not by way of limitation, restrictions on the transferability of Awards and conditions with respect to continued employment, performance criteria, confidentiality, and non-competition;

(c)   interpret the Plan;

(d)   construe any ambiguous provision, correct any default, supply any omission, and reconcile any inconsistency of the Plan;

(e)   issue administrative guidelines as an aid to administer the Plan and make changes in such guidelines as it from time to time deems proper;

(f)   make regulations for carrying out the Plan and make changes in such regulations as it from time to time deems proper;

(g)   to the extent permitted under the Plan, grant waivers of Plan terms, conditions, restrictions, and limitations;

(h)   promulgate rules and regulations regarding treatment of Awards of a Participant under the Plan in the event of such Participant's death, disability, retirement, termination from the Company, or breach of agreement by the Participant, or in the event of a change of control of the Company;

(i)   accelerate the vesting, exercise, or payment of an Award or the Performance Period of an Award when such action or actions would be in the best interest of the Company;

(j)   establish such other types of Awards, besides those specifically enumerated in Article V hereof, which the Committee determines are consistent with the Plan's purpose;

(k)   subject to Section 4.3, grant Awards in replacement of Awards previously granted under this Plan or any other executive compensation plan of the Company;

(l)   establish and administer the Performance Goals and certify whether, and to what extent, they have been attained;

(m)   determine the terms and provisions of any agreements entered into hereunder;

(n)   take any and all other action it deems necessary or advisable for the proper operation or administration of the Plan; and

(o)   make all other determinations it deems necessary or advisable for the administration of the Plan, including factual determinations.

The decisions of the Committee and its actions with respect to the Plan shall be final, binding, and conclusive upon all persons having or claiming to have any right or interest in or under the Plan.

Section 4.3.   Option Repricing. Except for adjustments pursuant to Section 6.2, the Committee shall not reprice any stock options and/or stock appreciation rights unless such action is approved by the Company's stockholders. For purposes of the Plan, the term "reprice" shall mean the reduction, directly or indirectly, in the per-share exercise price of an outstanding stock option(s) and/or stock appreciation right(s) issued under the Plan by amendment, cancellation, or substitution.

Section 4.4.   Section 162(m) of the Code. With regard to Awards issued to Covered Employees that are intended to qualify as "performance-based compensation" for purposes of Section 162(m) of the Code, the Plan shall, for all purposes, be interpreted and construed with respect to such Awards in the manner that would result in such interpretation or construction satisfying the exemptions available under Section 162(m) of the Code.

Section 4.5.   Action by the Committee. Except as otherwise provided by Section 4.6, the Committee may act only by a majority of its members. Any determination of the Committee may be made, without a meeting, by a writing or writings signed by all of the members of the Committee.

Section 4.6.   Allocation and Delegation of Authority. The Committee may allocate all or any portion of its responsibilities and powers under the Plan to any one or more of its members, the CEO, or other senior members of management as the Committee deems appropriate, and may delegate all or any part of its responsibilities and powers to any such person or persons; provided, that any such allocation or delegation be in writing; provided, further, that only the Committee, or other committee consisting of two or more Directors, all of whom are both "Non-Employee Directors" within the meaning of Rule 16b-3 under the Exchange Act and "outside directors" within the meaning of the definition of such term as contained in Treasury Regulation Section 1.162-27(e)(3), or any successor definition adopted under Section 162(m) of the Code, may select and grant Awards to Participants who are subject to Section 16 of the Exchange Act or are Covered Employees. The Committee may revoke any such allocation or delegation at any time for any reason with or without prior notice.

ARTICLE V
FORM OF AWARDS

Section 5.1.   In General. Awards may, at the Committee's sole discretion, be paid in the form of Performance Awards pursuant to Article VII, stock options pursuant to Article VIII, stock appreciation rights pursuant to Article IX, Stock Awards pursuant to Article X, Restricted Stock Unit Awards pursuant to Article XI, performance units pursuant to Article XII, any form established by the Committee pursuant to Section 4.2(j), or a combination thereof. Each Award shall be subject to the terms, conditions, restrictions, and limitations of the Plan and the Award Notice for such Award. Awards under a particular Article of the Plan need not be uniform and Awards under two or more Articles may be combined into a single Award Notice. Any combination of Awards may be granted at one time and on more than one occasion to the same Participant.

Section 5.2.   Foreign Jurisdictions.

(a)   Special Terms. In order to facilitate the making of any Award to Participants who are employed or retained by the Company outside the United States as Employees, Directors, or Consultants (or who are foreign nationals temporarily within the United States), the Committee may provide for such modifications and additional terms and conditions ("Special Terms") in Awards as the Committee may consider necessary or appropriate to accommodate differences in local law, policy, or custom or to facilitate administration of the Plan. The Special Terms may provide that the grant of an Award is subject to (i) applicable governmental or regulatory approval or other compliance with local legal requirements and/or (ii) the execution by the Participant of a written instrument in the form specified by the Committee, and that in the event such conditions are not satisfied, the grant shall be void. The Special Terms may also provide that an Award shall become exercisable or redeemable, as the case may be, if an Employee's employment or Director or Consultant's relationship with the Company ends as a result of workforce reduction, realignment, or similar measure and the Committee may designate a person or persons to make such determination for a location. The Committee may adopt or approve sub-plans, appendices or supplements to, or amendments, restatements, or alternative versions of, the Plan as it may consider necessary or appropriate for purposes of implementing any Special Terms, without thereby affecting the terms of the Plan as in effect for any other purpose; provided, however, no such sub-plans, appendices or supplements to, or amendments, restatements, or alternative versions of, the Plan shall: (x) increase the limitations contained in Section 6.3; (y) increase the number of available shares under Section 6.1; or (z) cause the Plan to cease to satisfy any conditions of Rule 16b-3 under the Exchange Act.

(b)   Currency Effects. Unless otherwise specifically determined by the Committee, all Awards and payments pursuant to such Awards shall be determined in United States currency. The Committee shall determine, in its discretion, whether and to the extent any payments made pursuant to an Award shall be made in local currency, as opposed to United States dollars. In the event payments are made in local currency, the Committee may determine, in its discretion and without liability to any Participant, the method and rate of converting the payment into local currency.

ARTICLE VI
SHARES SUBJECT TO PLAN

Section 6.1.   Available Shares. The maximum aggregate number of shares of Common Stock which shall be available for the grant of Awards under the Plan (including incentive stock options) during its term shall not exceed 1,000,000 (the "Share Reserve"); provided, however, that no more than one-half of such maximum number of shares of Common Stock may be used for Awards other than stock options or stock appreciation rights. The Share Reserve shall be subject to adjustment as provided in Section 6.2. Any shares of Common Stock related to Awards that terminate by expiration, forfeiture, cancellation, or otherwise without the issuance of such shares, are settled in cash in lieu of Common Stock, or are exchanged with the Committee's permission for Awards not involving Common Stock shall be available again for grant under the Plan. Moreover, if the exercise price of any Award granted under the Plan or the tax withholding requirements with respect to any Award granted under the Plan are satisfied by tendering shares of Common Stock to the Company (by either actual delivery or by attestation), only the number of shares of Common Stock issued net of the shares of Common Stock tendered will be deemed delivered for purposes of determining the Share Reserve available for delivery under the Plan. The shares of Common Stock available for issuance under the Plan may be authorized and unissued shares or treasury shares, including shares purchased in open market or private transactions. For the purpose of computing the total number of shares of Common Stock granted under the Plan, where one or more types of Awards, both of which are payable in shares of Common Stock, are granted in tandem with each other such that the exercise of one type of Award with respect to a number of shares cancels an equal number of shares of the other, the number of shares granted under both Awards shall be deemed to be equivalent to the number of shares under one of the Awards.

Section 6.2.   Adjustment Upon Certain Events. In the event that there is, with respect to the Company, a stock dividend or split, reorganization, recapitalization, merger, consolidation, spin-off, combination, or transaction or exchange of Common Stock or other corporate exchange, or any distribution to stockholders of Common Stock or other property or securities (other than regular cash dividends), or any transaction similar to the foregoing or other transaction that results in a change to the Company's capital structure, then the Committee shall make substitutions and/or adjustments to the maximum number of shares available for issuance under the Plan, the maximum Award payable under Section 6.3, the number of shares to be issued pursuant outstanding Awards, the option prices, exercise prices or purchase prices of outstanding Awards and/or any other affected terms of an Award or the Plan as the Committee, in its sole discretion and without liability to any person, deems equitable or appropriate. Unless the Committee determines otherwise, in no event shall an Award to any Participant that is intended to qualify as "performance-based compensation" for purposes of Section 162(m) of the Code be adjusted pursuant to this Section 6.2 to the extent such adjustment would cause such Award to fail to qualify as "performance-based compensation" under Section 162(m) of the Code.

Section 6.3.   Maximum Award Payable. Subject to Section 6.2, and notwithstanding any provision contained in the Plan to the contrary, the maximum Award payable (or granted, if applicable) to any one Participant under the Plan for a calendar year is 150,000 shares of Common Stock or, in the event the Award is paid in cash, $2.0 million.

ARTICLE VII
PERFORMANCE AWARDS

Section 7.1.   Purpose. For purposes of Performance Awards issued to Employees, Directors, and Consultants that are intended to qualify as "performance-based compensation" for purposes of Section 162(m) of the Code, the provisions of this Article VII shall apply in addition to and, where necessary, in lieu of the provisions of Article X, Article XI, and Article XII. The purpose of this Article is to provide the Committee the ability to qualify the Stock Awards authorized under Article X, the Restricted Stock Unit Awards authorized under Article XI, and the performance units under Article XII as "performance-based compensation" under Section 162(m) of the Code. The provisions of this Article VII shall control over any contrary provision contained in Article X, Article XI, or Article XII.

Section 7.2.   Eligibility. For each Performance Period, the Committee will, in its sole discretion, designate within the initial period allowed under Section 162(m) of the Code which Employees, Directors, and Consultants will be Participants for such period. However, designation of an Employee, Director, or Consultant as a Participant for a Performance Period shall not in any manner entitle the Participant to receive an Award for the period. The determination as to whether or not such Participant becomes entitled to an Award for such Performance Period shall be decided solely in accordance with the provisions of this Article VII. Moreover, designation of an Employee, Director, or Consultant as a Participant for a particular Performance Period shall not require designation of such Employee, Director, or Consultant as a Participant in any subsequent Performance Period, and designation of one Employee, Director, or Consultant as a Participant shall not require designation of any other Employee, Director, or Consultant as a Participant in such period or in any other period.

Section 7.3.   Discretion of Committee with Respect to Performance Awards. The Committee shall have the authority to determine which Covered Employees or other Employees, Directors, or Consultants shall be Participants of a Performance Award. With regard to a particular Performance Period, the Committee shall have full discretion to select the length of such Performance Period, the type(s) of Performance Awards to be issued, the Performance Criteria that will be used to establish the Performance Goal(s), the kind(s) and/or level(s) of the Performance Goal(s), whether the Performance Goal(s) is (are) to apply to the Company or any one or more subunits thereof and the Performance Formula. For each Performance Period, with regard to the Performance Awards to be issued for such period, the Committee will, within the initial period allowed under Section 162(m) of the Code, exercise its discretion with respect to each of the matters enumerated in the immediately preceding sentence of this Section 7.3 and record the same in writing.

Section 7.4.   Payment of Performance Awards.

(a)   Condition to Receipt of Performance Award. Unless otherwise provided in the relevant Award Notice, a Participant must be employed by the Company on the last day of a Performance Period to be eligible for a Performance Award for such Performance Period.

(b)   Limitation. A Participant shall be eligible to receive a Performance Award for a Performance Period only to the extent that: (1) the Performance Goals for such period are achieved; and (2) and the Performance Formula as applied against such Performance Goals determines that all or some portion of such Participant's Performance Award has been earned for the Performance Period.

(c)   Certification. Following the completion of a Performance Period, the Committee shall meet to review and certify in writing whether, and to what extent, the Performance Goals for the Performance Period have been achieved and, if so, to also calculate and certify in writing the amount of the Performance Awards earned for the period based upon the Performance Formula. The Committee shall then determine the actual size of each Participant's Performance Award for the Performance Period and, in so doing, shall apply Negative Discretion, if and when it deems appropriate.

(d)   Negative Discretion. In determining the actual size of an individual Performance Award for a Performance Period, the Committee may reduce or eliminate the amount of the Performance Award earned under the

Performance Formula for the Performance Period through the use of Negative Discretion, if in its sole judgment, such reduction or elimination is appropriate.

(e)   Timing of Award Payments. The Awards granted for a Performance Period shall be paid to Participants as soon as administratively practicable following completion of the certifications required by Section 7.4(c).

ARTICLE VIII
STOCK OPTIONS

Section 8.1.   In General. Awards may be granted in the form of stock options. These stock options may be incentive stock options within the meaning of Section 422 of the Code or non-qualified stock options (i.e., stock options which are not incentive stock options), or a combination of both. All Awards under the Plan issued to Covered Employees in the form of non-qualified stock options shall qualify as "performance-based compensation" under Section 162(m) of the Code.

Section 8.2.   Terms and Conditions of Stock Options. An option shall be exercisable in accordance with such terms and conditions and at such times and during such periods as may be determined by the Committee. The price at which Common Stock may be purchased upon exercise of a stock option shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock, as determined by the Committee, on the Effective Date of the option's grant. In addition, the term of a stock option may not exceed ten (10) years. In the case of an incentive stock option granted to an employee participant who owns, directly or indirectly (as determined by reference to Section 424(d) of the Code), at the time the option is granted, stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, the exercise price per share of Class A common stock for any stock option will not be less than one hundred ten percent (110%) of the fair market value of a share of Class A common stock on the day that the stock option is granted, and the term of the stock option may not exceed five (5) years.

Section 8.3.   Restrictions Relating to Incentive Stock Options.   Stock options issued in the form of incentive stock options shall, in addition to being subject to the terms and conditions of Section 8.2, comply with Section 422 of the Code. Accordingly, the aggregate Fair Market Value (determined at the time the option was granted) of the Common Stock with respect to which incentive stock options are exercisable for the first time by a Participant during any calendar year (under this Plan or any other plan of the Company) shall not exceed $100,000 (or such other limit as may be required by Section 422 of the Code).

Section 8.4.   Exercise. Upon exercise, the option price of a stock option may be paid in cash, or, to the extent permitted by the Committee, by tendering, by either actual delivery of shares or by attestation, shares of Common Stock, a combination of the foregoing, or such other consideration as the Committee may deem appropriate. The Committee shall establish appropriate methods for accepting Common Stock, whether restricted or unrestricted, and may impose such conditions as it deems appropriate on the use of such Common Stock to exercise a stock option. Stock options awarded under the Plan may also be exercised by way of a broker-assisted stock option exercise program, if any, provided such program is available at the time of the option's exercise. Notwithstanding the foregoing or the provision of any Award Notice, a Participant may not pay the exercise price of a stock option using shares of Common Stock if, in the opinion of counsel to the Company, (i) the Participant is, or within the six months preceding such exercise was, subject to reporting under Section 16(a) of the Exchange Act, (ii) there is a substantial likelihood that the use of such form of payment or the timing of such form of payment would subject the Participant to a substantial risk of liability under Section 16 of the Exchange Act, or (iii) there is a substantial likelihood that the use of such form of payment would result in accounting treatment to the Company under generally accepted accounting principles that the Committee reasonably determines is adverse to the Company.

ARTICLE IX
STOCK APPRECIATION RIGHTS

Section 9.1.   In General. Awards may be granted in the form of stock appreciation rights ("SARs"). SARs entitle the Participant to receive a payment equal to the appreciation in a stated number of shares of Common Stock from the exercise price to the Fair Market Value of the Common Stock on the date of exercise. The "exercise price" for a particular SAR shall be defined in the Award Notice for that SAR. A SAR may be granted in tandem with all or a portion of a related stock option under the Plan ("Tandem SARs"), or may be granted separately ("Freestanding SARs"). A Tandem SAR may be granted either at the time of the grant of the related stock option or at any time thereafter during the term of the stock option. All Awards under the Plan issued to Covered Employees in the form of a SAR shall qualify as "performance-based compensation" under Section 162(m) of the Code.

Section 9.2.   Terms and Conditions of Tandem SARs. A Tandem SAR shall be exercisable to the extent, and only to the extent, that the related stock option is exercisable, and the "exercise price" of such a SAR (the base from which the value of the SAR is measured at its exercise) shall be the option price under the related stock option. However, at no time shall a Tandem SAR be issued if the option price of its related stock option is less than the Fair Market Value of the Common Stock, as determined by the Committee, on the Effective Date of the Tandem SAR's grant. If a related stock option is exercised as to some or all of the shares covered by the Award, the related Tandem SAR, if any, shall be canceled automatically to the extent of the number of shares covered by the stock option exercise. Upon exercise of a Tandem SAR as to some or all of the shares covered by the Award, the related stock option shall be canceled automatically to the extent of the number of shares covered by such exercise. Moreover, all Tandem SARs shall expire not later than ten (10) years from the Effective Date of the SAR's grant.

Section 9.3.   Terms and Conditions of Freestanding SARs. Freestanding SARs shall be exercisable or automatically mature in accordance with such terms and conditions and at such times and during such periods as may be determined by the Committee. The exercise price of a Freestanding SAR shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock on the Effective Date of the Freestanding SAR's grant. Moreover, all Freestanding SARs shall expire not later than ten (10) years from the Effective Date of the Freestanding SAR's grant.

Section 9.4.   Deemed Exercise. The Committee may provide that a SAR shall be deemed to be exercised at the close of business on the scheduled expiration date of such SAR if at such time the SAR by its terms remains exercisable and, if so exercised, would result in a payment to the holder of such SAR.

Section 9.5.   Payment. Unless otherwise provided in an Award Notice, a SAR may be paid in cash, Common Stock or any combination thereof, as determined by the Committee, in its sole and absolute discretion, at the time that the SAR is exercised.

ARTICLE X
STOCK AWARDS

Section 10.1.   Grants. Awards may be granted in the form of Stock Awards. Stock Awards shall be awarded in such numbers and at such times during the term of the Plan as the Committee shall determine.

Section 10.2.   Performance Criteria. For Stock Awards conditioned, restricted, and/or limited based on Performance Goals, the length of the Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained shall be conclusively determined by the Committee in the exercise of its absolute discretion. Performance Goals may be revised by the Committee, at such times as it deems appropriate during the Performance Period, in order to take into consideration any unforeseen events or changes in circumstances.

Section 10.3.    Rights as Stockholders. During the period in which any restricted shares of Common Stock are subject to any restrictions, the Committee may, in its sole discretion, deny a Participant to whom such restricted shares have been awarded all or any of the rights of a stockholder with respect to such shares, including, but not by way of limitation, limiting the right to vote such shares or the right to receive dividends on such shares.

Section 10.4.   Evidence of Award. Any Stock Award granted under the Plan may be evidenced in such manner as the Committee deems appropriate, including, without limitation, book-entry registration or issuance of a stock certificate or certificates, with such restrictive legends and/or stop transfer instructions as the Committee deems appropriate.

ARTICLE XI
RESTRICTED STOCK UNIT AWARDS

Section 11.1.   Grants. Awards may be granted in the form of Restricted Stock Unit Awards. Restricted Stock Unit Awards shall be awarded in such numbers and at such times during the term of the Plan as the Committee shall determine.

Section 11.2.   Rights as Stockholders. Until the shares of Common Stock to be received upon the vesting of such Restricted Stock Unit Award are actually received by a Participant, the Participant shall have no rights as a stockholder with respect to such shares.

Section 11.3.   Evidence of Award. A Restricted Stock Unit Award granted under the Plan may be recorded on the books and records of the Company in such manner as the Committee deems appropriate.

ARTICLE XII
PERFORMANCE UNITS

Section 12.1.   Grants. Awards may be granted in the form of performance units. Performance units, as that term is used in this Plan, shall refer to units valued by reference to designated criteria established by the Committee, other than Common Stock.

Section 12.2.   Performance Criteria. Performance units shall be contingent on the attainment during a Performance Period of certain Performance Goals. The length of the Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained shall be conclusively determined by the Committee in the exercise of its absolute discretion. Performance Goals may be revised by the Committee, at such times as it deems appropriate during the Performance Period, in order to take into consideration any unforeseen events or changes in circumstances.

ARTICLE XIII
PAYMENT OF AWARDS

Section 13.1.   Payment. Absent a Plan or Award Notice provision to the contrary, payment of Awards may, at the discretion of the Committee, be made in cash, Common Stock, a combination of cash and Common Stock, or any other form of property as the Committee shall determine. In addition, payment of Awards may include such terms, conditions, restrictions, and/or limitations, if any, as the Committee deems appropriate, including, in the case of Awards paid in the form of Common Stock, restrictions on transfer and forfeiture provisions; provided, however, such terms, conditions, restrictions, and/or limitations are not inconsistent with the Plan.

Section 13.2.   Withholding Taxes. The Company shall be entitled to deduct from any payment under the Plan, regardless of the form of such payment, the amount of all applicable income and employment taxes required by law to be withheld with respect to such payment or may require the Participant to pay to it such tax prior to and as a condition of the making of such payment. In accordance with any applicable administrative guidelines it establishes, the Committee may allow a Participant to pay the amount of taxes required by law to be withheld from an Award by withholding from any payment of Common Stock due as a result of such Award, or by permitting the Participant to deliver to the Company, shares of Common Stock having a Fair Market Value equal to the minimum amount of such required withholding taxes. Notwithstanding the foregoing or the provision of any Award Notice, a Participant may not pay the amount of taxes required by law to be withheld using shares of Common Stock if, in the opinion of counsel to the Company, (i) there is a substantial likelihood that the use of such form of payment or the timing of such form of payment would subject the Participant to a substantial risk of liability under Section 16 of the Exchange Act, or (ii) there is a substantial likelihood that the use of such form of payment would result in adverse accounting treatment to the Company under generally accepted accounting principles.

ARTICLE XIV
DIVIDEND AND DIVIDEND EQUIVALENTS

If an Award is granted in the form of a Stock Award or stock option, or in the form of any other stock-based grant, the Committee may choose, at the time of the grant of the Award or any time thereafter up to the time of the Award's payment, to include as part of such Award an entitlement to receive dividends or dividend equivalents, subject to such terms, conditions, restrictions, and/or limitations, if any, as the Committee may establish. Dividends and dividend equivalents shall be paid in such form and manner (i.e., lump sum or installments), and at such time(s) as the Committee shall determine. All dividends or dividend equivalents which are not paid currently may, at the Committee's discretion, accrue interest, be reinvested into additional shares of Common Stock or, in the case of dividends or dividend equivalents credited in connection with Stock Awards, be credited as additional Stock Awards and paid to the Participant if and when, and to the extent that, payment is made pursuant to such Award.

ARTICLE XV
DEFERRAL OF AWARDS

At the discretion of the Committee, payment of any Award, salary, bonus compensation, Company Board compensation, dividend or dividend equivalent, or any portion thereof, may be deferred by a Participant until such time as the Committee may establish. All such deferrals shall be accomplished by the delivery of a written, irrevocable election by the Participant prior to the time established by the Committee for such purpose, on a form provided by the Company. Further, all deferrals shall be made in accordance with administrative guidelines established by the Committee to ensure that such deferrals comply with all applicable requirements of the Code. Deferred payments shall be paid in a lump sum or installments, as determined by the Committee. Deferred Awards may also be credited with interest, at such rates to be determined by the Committee, or invested by the Company, and, with respect to those deferred Awards denominated in the form of Common Stock, credited with dividends or dividend equivalents.

ARTICLE XVI
MISCELLANEOUS

Section 16.1.   Nonassignability.   Except as otherwise provided in an Award Notice, no Awards or any other payment under the Plan shall be subject in any manner to alienation, anticipation, sale, transfer (except by will or the laws of descent and distribution), assignment, or pledge, nor shall any Award be payable to or exercisable by anyone other than the Participant to whom it was granted.

Section 16.2.   Regulatory Approvals and Listings. Notwithstanding anything contained in this Plan to the contrary, the Company shall have no obligation to issue or deliver certificates of Common Stock evidencing Stock Awards or any other Award resulting in the payment of Common Stock prior to (a) the obtaining of any approval from any governmental agency which the Company shall, in its sole discretion, determine to be necessary or advisable, (b) the admission of such shares to listing on the stock exchange or quotation system on which the Common Stock may be listed, and (c) the completion of any registration or other qualification of said shares under any state or federal law or ruling of any governmental body which the Company shall, in its sole discretion, determine to be necessary or advisable.

Section 16.3.   No Right to Continued Employment or Grants. Participation in the Plan shall not give any Participant the right to remain in the employ or other service of the Company. The Company reserves the right to terminate the employment or other service of a Participant at any time. Further, the adoption of this Plan shall not be deemed to give any Employee, Director, or any other individual any right to be selected as a Participant or to be granted an Award. In addition, no Employee, Director, or any other individual having been selected for an Award, shall have at any time the right to receive any additional Awards.

Section 16.4.   Amendment/Termination. The Committee may suspend or terminate the Plan at any time for any reason with or without prior notice. In addition, the Committee may, from time to time for any reason and with or without prior notice, amend the Plan in any manner, but may not without stockholder approval adopt any amendment which would require the vote of the stockholders of the Company if such approval is necessary or deemed advisable with respect to tax, securities, or other applicable laws or regulations, including, but not limited to, the listing requirements of the stock exchanges or quotation systems on which the securities of the Company are listed. Notwithstanding the foregoing, without the consent of a Participant (except as otherwise provided in Section 6.2), no amendment may materially and adversely affect any of the rights of such Participant under any Award theretofore granted to such Participant under the Plan.

Section 16.5.   Governing Law. The Plan shall be governed by and construed in accordance with the laws of the State of Tennessee, except as superseded by applicable federal law, without giving effect to its conflicts of law provisions.

Section 16.6.   No Right, Title, or Interest in Company Assets. No Participant shall have any rights as a stockholder as a result of participation in the Plan until the date of issuance of a stock certificate in his or her name, and, in the case of restricted shares of Common Stock, such rights are granted to the Participant under the Plan. To the extent any person acquires a right to receive payments from the Company under the Plan, such rights shall be no greater than the rights of an unsecured creditor of the Company and the Participant shall not have any rights in or against any specific assets of the Company. All of the Awards granted under the Plan shall be unfunded.

Section 16.7.   No Guarantee of Tax Consequences. No person connected with the Plan in any capacity, including, but not limited to, the Company and its directors, officers, agents, and employees, makes any representation, commitment, or guaranty that any tax treatment, including, but not limited to, federal, state, and local income, estate, and gift tax treatment, will be applicable with respect to the tax treatment of any Award, any amounts deferred under the Plan, or paid to or for the benefit of a Participant under the Plan, or that such tax treatment will apply to or be available to a Participant on account of participation in the Plan.

4080 Jenkins Road
Chattanooga, Tennessee 37421

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE 2006 ANNUAL MEETING OF STOCKHOLDERS.
A VOTE FOR PROPOSAL 1 AND FOR PROPOSAL 2
IS RECOMMENDED BY OUR BOARD OF DIRECTORS.

The undersigned holder(s) of Class A and/or Class B common stock of U.S. Xpress Enterprises, Inc., a Nevada corporation, hereby appoint(s) Patrick E. Quinn and Max L. Fuller, and each or either of them, attorneys and proxies of the undersigned, with full power of substitution, to vote all of the Class A and/or Class B common stock that the undersigned is (are) entitled to vote at our annual meeting of stockholders, to be held at our principal executive offices, 4080 Jenkins Road, Chattanooga, Tennessee 37421, at 10:30 a.m. local time, on Tuesday, May 2, 2006, and at any adjournment thereof, on all matters that may properly come before the annual meeting.

WHEN PROPERLY EXECUTED, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH YOUR INSTRUCTIONS. IF NO CHOICE IS SPECIFIED BY YOU, THIS PROXY WILL BE VOTED FOR THE ELECTION OF NOMINEES NAMED IN PROPOSAL 1 AND FOR APPROVAL OF THE ADOPTION OF THE 2006 OMNIBUS INCENTIVE PLAN. IN THEIR DISCRETION, THE PROXIES ARE ALSO AUTHORIZED TO VOTE UPON SUCH MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS THEREOF.

The undersigned acknowledges receipt of the Notice and Proxy Statement for the 2006 Annual Meeting of Stockholders and the Annual Report on Form 10-K for the year ended December 31, 2005.

Date: _______________________, 2006

Signature(s)

Please mark, sign, date, and return the Proxy Card promptly, using the enclosed envelope, which requires no postage when mailed in the United States.

[CONTINUED AND TO BE SIGNED ON REVERSE SIDE]

Please mark your votes as indicated in this example, using dark ink only.	☒

1.	Proposal of the Board of Directors No. 1:	Election of Directors

NOMINEES FOR DIRECTORSHIPS:

01 - Patrick E. Quinn
02 - Max L. Fuller
03 - James E. Hall
04 - John W. Murrey, III
05 - Robert J. Sudderth, Jr.

☐	VOTE FOR ALL nominees listed above.
☐	WITHHOLD authorization to vote for all nominees listed above.
☐	VOTE FOR ALL nominees listed above EXCEPT: _______________________________________________________________________________

Instruction: To WITHHOLD authorization to vote for any individual nominee, mark "VOTE FOR ALL nominees listed above EXCEPT" and write the number of each nominee(s) for whom authorization is withheld on the line provided.

2.	Proposal of the Board of Directors No. 2:	Proposal to approve the adoption of the U.S. Xpress Enterprises, Inc. 2006 Omnibus Incentive Plan

☐	VOTE FOR approval of the adoption of the U.S. Xpress Enterprises, Inc. 2006 Omnibus Incentive Plan.
☐	VOTE AGAINST approval of the adoption of the U.S. Xpress Enterprises, Inc. 2006 Omnibus Incentive Plan.
☐	ABSTAIN.

3.	Other Action:	In their discretion, the proxies are also authorized to vote upon such matters as may properly come before the annual meeting or any adjournments thereof.

You are urged to cast your vote by marking the appropriate boxes. PLEASE NOTE THAT UNLESS A CONTRARY DISPOSITION IS INDICATED, THIS PROXY WILL BE VOTED FOR PROPOSAL 1 AND FOR PROPOSAL 2.

Signature:

Printed Signature:

Title:

Signature:

Title:

DATED:	, 2006

IMPORTANT: Please sign your name or names exactly as shown hereon and date your proxy in the blank space provided hereon. For joint accounts, each joint owner must sign. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title as such. If the signer is a corporation, please sign the full corporate name by a duly authorized officer. If the signer is a partnership, please sign in partnership name by authorized person.

☐	MARK HERE FOR ADDRESS CHANGE AND INDICATE BELOW:

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▲Fold and detach here from proxy voting card ▲
YOUR VOTE IS IMPORTANT. PLEASE PROMPTLY COMPLETE, DATE, SIGN, AND RETURN THIS PROXY
USING THE ENCLOSED ENVELOPE